                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             [AMENDMENT NO.........]
Filed by the Registrant             [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]      Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[_]      Definitive Additional Materials
[_]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              ARMOR HOLDINGS, INC.
-------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

                                       N/A
-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

                  -------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

                  -------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  -------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  -------------------------------------------------------------

         5)       Total fee paid:

                  -------------------------------------------------------------

[_]               Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:______________________________________

         2)       Form Schedule or Registration Statement No.:_________________

         3)       Filing Party:________________________________________________

         4)       Date Filed:_________________________

                              ARMOR HOLDINGS, INC.
                           13386 INTERNATIONAL PARKWAY
                           JACKSONVILLE, FLORIDA 32218







                                           May 27, 1997



To Our Stockholders:

                  On behalf of your Company's Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders to be held on June 12, 1997, at 10:00 A.M., New York City time, at The Metropolitan Club, 1 East 60th Street, New York, New York 10022.

                  The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

                  A copy of the 1996 Annual Report is included with this mailing.

                  REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, I URGE THAT YOU PARTICIPATE BY COMPLETING AND RETURNING YOUR PROXY AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE MEETING.

                                           Cordially,

                                           ARMOR HOLDINGS, INC.



                                           Jonathan M. Spiller
                                           President and
                                           Chief Executive Officer



JMS/ksh

                              ARMOR HOLDINGS, INC.
                           13386 INTERNATIONAL PARKWAY
                           JACKSONVILLE, FLORIDA 32218

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 12, 1997

To Our Stockholders:

                  The Annual Meeting of Stockholders of Armor Holdings, Inc., a Delaware corporation (the "Company"), will be held on Thursday, June 12, 1997, at The Metropolitan Club, 1 East 60th Street, New York, New York 10022, at 10:00 A.M., New York City time, or any adjournment or postponement thereof (the "Meeting"), for the following purposes:

                  1. To elect seven members to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);

                  2. To vote upon a proposal pursuant to which the Company will become a holding company and own the capital stock of its subsidiary corporations, through which all of the operations of the Company will be conducted. As part of such proposal, all of the business, assets, liabilities and operations of the Company relating to its armor business will be transferred to a wholly owned subsidiary corporation in order to implement such holding company structure (Proposal 2);

                  3. To vote upon a proposal to amend and restate the Company's 1996 Non-Employee Directors Stock Option Plan to: (i) increase, by 150,000 shares, the total number of shares of the Company's common stock, $.01 par value per share (the "Common Stock"), that may be awarded under such plan; and (ii) comport with recent amendments to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (Proposal 3);

                  4. To vote upon a proposal to amend and restate the Company's 1996 Stock Option Plan to: (i) increase, by 250,000 shares, the total number of shares of the Company's Common Stock that may be awarded under such plan; (ii) change the governing law of such plan from Florida to Delaware; (iii) comport with recent amendments to Rule 16b-3 promulgated under the Exchange Act; and
(iv) adopt a schedule to such plan to permit the grant of options to employees of the Company's United Kingdom subsidiaries (Proposal 4);

                  5. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the 1997 fiscal year (Proposal 5); and

                  6. To transact such other business as may properly be brought before the Meeting.

                  Only stockholders of record at the close of business on April 28, 1997 shall be entitled to notice of and to vote at the Meeting. A copy of the Annual Report for the fiscal year ended December 28, 1996 is being mailed to stockholders simultaneously herewith.

                  YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE MEETING.


                                           Carol T. Burke
                                           Secretary

                              ARMOR HOLDINGS, INC.
                           13386 INTERNATIONAL PARKWAY
                           JACKSONVILLE, FLORIDA 32218

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 12, 1997

                           ---------------------------

                                  INTRODUCTION

PROXY SOLICITATION AND GENERAL INFORMATION

                  This Proxy Statement and the enclosed form of proxy (the "Proxy Card") are being furnished to the holders of common stock, par value $.01 per share (the "Common Stock"), of Armor Holdings, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Thursday, June 12, 1997, at The Metropolitan Club, 1 East 60th Street, New York, New York 10022, at 10:00 A.M., New York City time, and at any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and the Proxy Card are first being sent to stockholders on or about May 27, 1997.

                  At the Meeting, holders of Common Stock (the "Stockholders") will be asked:

                  1. To elect seven members to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);

                  2. To vote upon a proposal pursuant to which the Company will become a holding company and own the capital stock of its subsidiary corporations, through which all of the operations of the Company will be conducted. As part of such proposal, all of the business, assets, liabilities and operations of the Company relating to its armor business will be transferred to a wholly owned subsidiary corporation in order to implement such holding company structure (Proposal 2);

                  3. To vote upon a proposal to amend and restate the Company's 1996 Non-Employee Directors Stock Option Plan to: (i) increase, by 150,000 shares, the total number of shares of the Company's Common Stock that may be awarded under such plan; and (ii) comport with recent amendments to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (Proposal 3);

                  4. To vote upon a proposal to amend and restate the Company's 1996 Stock Option Plan to: (i) increase, by 250,000 shares, the total number of shares of the Company's Common Stock that may be awarded under such plan; (ii) change the governing law of such plan from Florida to Delaware; (iii) comport with recent amendments to Rule 16b-3 promulgated under the Exchange Act; and (iv) adopt a schedule to such plan to permit the grant of options to employees of the Company's United Kingdom subsidiaries (Proposal 4);

                  5. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the 1997 fiscal year (Proposal 5); and

                  6. To transact such other business as may properly be brought before the Meeting.

                  The Board of Directors has fixed the close of business on April 28, 1997 as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting. Each such Stockholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.

                  Stockholders are requested to complete, sign, date and promptly return the Proxy Card in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named herein (Proposal 1) and FOR Proposals 2, 3, 4 and 5. A Stockholder who so desires may revoke his proxy at any time before it is voted at the Meeting by delivering written notice to the Company (attention: Corporate Secretary), by duly executing a proxy bearing a later date or by casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

                  The Board of Directors knows of no other matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

                                   THE MEETING

                  The Meeting will be held on Thursday, June 12, 1997, at 10:00 A.M., New York City time, at The Metropolitan Club, 1 East 60th Street, New York, New York 10022.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

                  Only Stockholders as of the close of business on April 28, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 11,641,362 shares of Common Stock outstanding and entitled to vote, with each share entitled to one vote. See "Principal Stockholders-Changes in Control."

REQUIRED VOTES

                  A plurality of the votes cast by the holders of shares of Common Stock present in person or by proxy at the Meeting at which a quorum is present is required for the election of a nominee for director. The approval and adoption of Proposals 2, 3, 4 and 5 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented by proxy and voting at a stockholders meeting at which a quorum is present. Abstentions and broker non-votes will have the legal effect of a vote against Proposal 2. Abstentions will have the legal effect of a vote against Proposals 3, 4 and 5. With respect to a broker non-vote on Proposals 3, 4 and 5, such shares will not be considered present at the Meeting and (since they will not be counted in respect of the matter) the broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote for the matter by reducing the total number of shares from which the majority is calculated.

                  The directors and officers of the Company (collectively "Management") own, in the aggregate, approximately 43% of the outstanding shares of the Company's Common Stock and have indicated their intention to vote for each director nominee and for all other proposals described in this Proxy Statement.

PROXY SOLICITATION

                  The Company will bear the costs of the solicitation of proxies for the Meeting. In addition, directors, officers and employees of the Company may solicit proxies from Stockholders by mail, telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Stock held of record by them and such custodians will be reimbursed for their reasonable expenses.

INDEPENDENT ACCOUNTANTS

                  The Company has been advised that representatives of Deloitte & Touche LLP, the Company's independent accountants for the fiscal year ended December 28, 1996, the Company's most recently completed fiscal year ("Fiscal 1996"), will attend the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                  IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY TO INSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. PLEASE RETURN YOUR EXECUTED PROXY PROMPTLY.

                             PRINCIPAL STOCKHOLDERS

                  The following table sets forth certain information, as of April 28, 1997, to the knowledge of the Company, regarding the beneficial ownership of Common Stock, which is the Company's only class of outstanding voting securities, by: (i) each Stockholder who owns more than 5% of the outstanding Common Stock of the Company; (ii) each director; (iii) each of the named executive officers of the Company; and (iv) all directors and executive officers of the Company as a group. The information set forth in the table and accompanying footnotes has been furnished by the named beneficial owners. Since the table and accompanying footnotes reflect beneficial ownership determined pursuant to the applicable rules of the Securities and Exchange Commission (the "Commission"), the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated, the address of each person named in the table below is c/o Armor Holdings, Inc., 13386 International Parkway, Jacksonville, Florida 32218.

NAME AND ADDRESS OF                                        AMOUNT AND NATURE OF                      PERCENT OF
BENEFICIAL OWNER                                           BENEFICIAL OWNERSHIP                        CLASS
-------------------                                        --------------------                      ----------
Warren B. Kanders and
Kanders Florida Holdings, Inc. (1)                               4,462,178                             38.3%

Nevis Capital Management, Inc. (2)                               1,035,900                              8.9%

Richmont Capital Partners I, L.P.(3)                               800,000                              6.8%

Jonathan M. Spiller (4)                                            690,205                              5.7%

Burtt R. Ehrlich (5)                                               229,100                              2.0%

Alastair G.A. Morrison (6)                                         210,257                              1.8%

Nicolas Sokolow (7)                                                150,000                              1.3%

Hon. Richard N. Bethell (8)                                        140,159                              1.2%

Martin Brayshaw (9)                                                 87,613                               *

Richard T. Bistrong (10)                                            66,667                               *

Thomas W. Strauss (11)                                              65,000                               *

Carol T. Burke (12)                                                 19,999                               *

Alair A. Townsend (13)                                               5,516                               *

Richard C. Bartlett (14)                                               0                                 *

Robert R. Schiller (15)                                                0                                 *

All executive officers and directors                             6,126,694                             47.4%
as a group (13 persons)(1)(4)(5)
(6)(7)(8)(9)(10)(11)(12)(13)(14)(15)

-----------

*Less than 1%

(1) Represents 4,133,037 shares owned by Kanders Florida Holdings, Inc. ("KFH"), which are deemed to be beneficially owned by Warren B. Kanders because he is the sole stockholder and sole director of KFH. Also includes 300,000 shares owned by the Kanders Florida Holdings, Inc. 1996 Charitable Remainder Unitrust, of which Mr. Kanders is trustee. Mr. Kanders disclaims beneficial ownership of the shares owned by the trust. Of the shares listed, Mr. Kanders owns 29,141 shares individually.

(2) The address of Nevis Capital Management, Inc. ("Nevis") is 1119 St. Paul Street, Baltimore, Maryland 21202. Nevis is the general partner of Snowden Limited Partnership ("Snowden"). All of the shares deemed to be beneficially owned by Nevis are registered in the name of Snowden.

(3) The address of Richmont Capital Partners I, L.P. ("Richmont") is 4300 Westgrove Drive, Dallas, Texas 75248. The shares listed include 200,000 stock options granted to Richmont which are fully vested but unexercised pursuant to that certain option granted by the Company to Richmont dated May 15, 1996 (the "Richmont Options"), entitling Richmont to purchase up to 300,000 shares of Common Stock. Of the 300,000 options granted, 200,000 are fully vested but unexercised, and 100,000 become fully vested on May 15, 1998. The Richmont Options expire after 5:00 P.M., Eastern Time, on May 15, 2006.

(4) Includes: (i) 432,000 stock options granted to Mr. Spiller under the terms of his previous employment agreement, which was executed on January 1, 1994 but which was mutually terminated by Mr. Spiller and the Company and superseded by a new employment agreement executed on January 18, 1996; (ii) 18,000 stock options granted to Mr. Spiller pursuant to the Company's 1994 Incentive Stock Plan; and (iii) 24,000 stock options awarded to Mr. Spiller on January 19, 1996. These options are fully vested but unexercised. Also includes 43,541 shares owned by Mr. Spiller's children, of which Mr. Spiller disclaims beneficial ownership. Of the 690,205 shares listed, 646,664 are subject to a three year lock-up agreement between Mr. Spiller and KFH. Pursuant to the terms of a letter agreement, dated January 18, 1996 (the "Letter Agreement"), Mr. Spiller agreed that he will not, directly or indirectly, without the prior written consent of KFH, offer to sell, sell, grant any options for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of such shares of Common Stock of the Company or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for, such shares of Common Stock of the Company or dispose of any beneficial interest therein for a period of three years from January 18, 1996, except as provided in such Letter Agreement. KFH and Mr. Spiller entered into an agreement, dated as of January 18, 1996, pursuant to which KFH granted a beneficial ownership interest in 316,823 shares of Common Stock of the Company owned by KFH. Such agreement provides that, in the event that KFH sells at least 452,604 shares of Common Stock of the Company in a single transaction, then Mr. Spiller shall have the option to either (i) pay to KFH an amount equal to the Spiller Acquisition Cost (as defined in such agreement), in which event Mr. Spiller will be entitled to receive stock certificates representing such 316,823 shares of Common Stock, or (ii) receive the net proceeds relating to 316,823 shares of Common Stock that are the subject of the sale by KFH, reduced by the Spiller Acquisition Cost relating to such shares of Common Stock so sold by KFH. In the event that KFH does not sell at least 452,604 shares of Common Stock as described above, then Mr. Spiller's rights to the 316,823 shares of Common Stock shall vest on January 18, 1999; provided, however, that, at such time, Mr. Spiller is the President and Chief Executive Officer of the Company and his Employment Agreement with the Company, dated as of January 18, 1996, is in full force and effect and Mr. Spiller is not in breach thereof; and, provided, further, that if Mr. Spiller's Employment Agreement with the Company is terminated due to his death or disability, or without cause, prior to January 18, 1999, then a pro-rata portion of such 316,823 shares of Common Stock, based upon the number of months elapsed from January 18, 1996 in relation to 36 months, shall vest to Mr. Spiller. Unless sooner acquired by Mr. Spiller as hereinabove described, Mr. Spiller shall have the right to acquire any such vested shares of Common Stock pursuant to such agreement on January 18, 2001 upon payment by Spiller to KFH of the Spiller Acquisition Cost relating to such shares.

(5) Includes 13,400 shares owned by Mr. Ehrlich's children and 20,600 held in trust for the benefit of his children, of which Mr. Ehrlich's spouse is trustee, of which he disclaims beneficial ownership. Also includes 400 shares owned by Mr. Ehrlich's spouse's individual retirement account, of which Mr. Ehrlich disclaims beneficial ownership. Also includes 25,000 stock options granted to Mr. Ehrlich under the terms of the 1996 Directors Plan at an exercise price of $3.75 per share. Such options were granted to Mr. Ehrlich as part of a grant of 75,000 stock options pursuant to the terms of the 1996 Directors Plan upon his initial election to the Board of Directors on January 18, 1996, at an exercise price of $3.75 per share, the closing trading price of the Company's Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), on January 18, 1996. Such options vest in three equal annual installments on January 18, 1997, 1998 and 1999. Of the 229,100 shares listed, 100,000 shares are subject to a three year lock-up agreement between Mr. Ehrlich and KFH (the "Ehrlich Lock-Up"). Pursuant to the Ehrlich Lock-Up, Mr. Ehrlich agreed that he will not, directly or indirectly, without the prior written consent of KFH, offer to sell, sell, grant any options for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock of the Company or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock of the Company or dispose of any beneficial interest therein for a period of three years from January 18, 1996, except as provided in such agreement.

(6) Mr. Morrison's address is 21 Embankment Gardens, Flat 6, London SW3 4LW England. All of the shares listed are owned by Mr. Morrison directly. Mr. Morrison has granted a beneficial ownership interest in 87,613 of the shares listed to Mr. Brayshaw pursuant to that certain Option Deed dated April 14, 1997, between Messrs. Morrison and Brayshaw. The option is fully vested but unexercised, and has an exercise price of (pound sterling) 1. The option expires on April 13, 2004. As consideration for the option, Mr. Brayshaw paid to Mr. Morrison the sum of (pounds sterling) 56,000.

(7) Includes 100,000 shares owned by S.T. Investors Fund, LLC ("STIF"), a limited liability company of which Mr. Sokolow is a member and 20,000 shares owned by Mr. Sokolow's children, of which he disclaims beneficial ownership. Also includes 5,000 shares owned by Mr. Sokolow's profit sharing plan. Also includes 25,000 stock options granted to Mr. Sokolow under the terms of the 1996 Directors Plan at an exercise price of $3.75 per share. Such options were granted to Mr. Sokolow as part of a grant of 75,000 stock options pursuant to the terms of the 1996 Directors Plan upon his initial election to the Board of Directors on January 18, 1996, at an exercise price of $3.75 per share, the closing trading price of the Company's Common Stock on NASDAQ, on January 18, 1996. Such options vest in three equal annual installments on January 18, 1997, 1998 and 1999. Of the 150,000 shares listed, 100,000 shares are subject to a three year lock-up agreement between STIF and KFH (the "STIF Lock-Up"). Pursuant to the STIF Lock-Up, STIF agreed that it will not, directly or indirectly, without the prior written consent of KFH, offer to sell, sell, grant any options for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock of the Company or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock of the Company or dispose of any beneficial interest therein for a period of three years from January 18, 1996, except as provided in such agreement.

(8) Mr. Bethell's address is 60 Bromfelde Road, London SW4 6PR England. All of the shares listed are owned by Mr. Bethell directly.

(9) Mr. Brayshaw's address is Redhall, 87 Main Street, Lyddington, Near Uppingham, Rutland LE15 9LS England. The shares listed are pursuant to vested but unexercised stock options granted by Mr. Morrison to Mr. Brayshaw pursuant to that certain Option Deed dated April 14, 1997, between Messrs. Morrison and Brayshaw. The option is fully vested but unexercised, and has an exercise price of (pounds sterling) 1. The option expires on April 13, 2004. As consideration for the option, Mr. Brayshaw paid to Mr. Morrison the sum of (pounds sterling) 56,000.

(10) Includes 50,000 stock options granted to Mr. Bistrong under the terms of his previous employment agreement, which was executed on February 5, 1995 but which was mutually terminated by Mr. Bistrong and the Company and superseded by a new employment agreement executed on January 18, 1996. Such options are fully vested but unexercised. Also includes 16,667 vested but unexercised stock options granted to Mr. Bistrong under the terms of the Company's 1994 Incentive Stock Plan at an exercise price of $.97 per share, the fair market value on the date of the grant. All of the shares listed are subject to a three year lock-up agreement between Mr. Bistrong and KFH (the "Bistrong Lock-Up"). Pursuant to the Bistrong Lock-Up, Mr. Bistrong agreed that he will not, directly or indirectly, without the prior written consent of KFH, offer to sell, sell, grant any options for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock of the Company or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock of the Company or dispose of any beneficial interest therein for a period of three years from January 18, 1996, except as provided in such agreement.

(11) Includes 25,000 stock options granted to Mr. Strauss under the terms of the 1996 Directors Plan at an exercise price of $7.50 per share. Such options were granted to Mr. Strauss as part of a grant of 75,000 stock options pursuant to the terms of the 1996 Directors Plan upon his initial election to the Board of Directors on May 13, 1996, at an exercise price of $7.50 per share, the closing trading price of the Company's Common Stock on the American Stock Exchange on May 13, 1996. Such options vest in three equal annual installments on May 13, 1997, 1998 and 1999.

(12) The number of shares listed are pursuant to vested but unexercised stock options granted to Ms. Burke under the terms of the Company's 1994 Incentive Stock Plan at an exercise price of $.97 per share, the fair market value of the Common Stock on the date of the grant. All of the shares listed are subject to a three year lock-up agreement between

         Ms. Burke and KFH (the "Burke Lock-Up"). Pursuant to the Burke Lock-Up, Ms. Burke agreed that she will not, directly or indirectly, without the prior written consent of KFH, offer to sell, sell, grant any options for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock of the Company or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock of the Company or dispose of any beneficial interest therein for a period of three years from January 18, 1996, except as provided in such agreement.

(13) Excludes 75,000 stock options granted to Ms. Townsend under the terms of the 1996 Directors Plan. Such options were granted to Ms. Townsend upon her initial election to the Board of Directors on December 9, 1996 at an exercise price of $8.00 per share, the closing trading price of the Company's Common Stock on the American Stock Exchange on December 9, 1996. Such options vest in three equal annual installments on December 9, 1997, 1998 and 1999.

(14) Mr. Bartlett does not own any shares individually. Mr. Bartlett is Chairman of the Board of Directors of The Richmont Group, whose subsidiary, Richmont, is the beneficial owner of 800,000 shares of Common Stock. Mr. Bartlett disclaims beneficial ownership of the shares owned by Richmont.

(15) Mr. Schiller does not own any shares individually. Pursuant to the terms of his employment agreement, Mr. Schiller was granted options to purchase 150,000 shares of Common Stock on July 24, 1996 under the Company's 1996 Plan at an exercise price of $6.06 per share, the market price of the Common Stock on the date of the grant. The options vest over a period of three years from the date of the grant, and all options become exercisable on July 24, 1999.

CHANGES IN CONTROL

                  On January 18, 1996, the Company underwent a change in control in connection with the purchase by Kanders Florida Holdings, Inc. ("KFH") and certain other investors of all of the capital stock of the Company (the "KFH Acquisition") owned by Clark Schwebel, Inc. ("Clark Schwebel"), a supplier of raw materials to the Company, and Hexcel Corporation ("Hexcel"). See "Certain Relationships and Related Transactions-Transactions With Management and Others" for a discussion of the Company's transactions with Clark Schwebel. Prior to the closing of the KFH Acquisition (the "Closing"), at a meeting held on January 18, 1996, the then existing Board of Directors, which consisted of Jonathan M. Spiller, Julius Lasnick, Gardner F. Davis, John Innes and Robert Sullivan, authorized the officers of the Company to take such actions as the officers deemed necessary, prudent and appropriate to facilitate the KFH Acquisition. Following such action, Messrs. Lasnick, Davis, Innes and Sullivan conditionally resigned from the Board of Directors, effective upon the Closing. Such resignations were conditioned upon the occurrence of the Closing. Contemporaneously with the tendering by Messrs. Lasnick, Davis, Innes and Sullivan of their conditional resignations, the Board of Directors appointed Warren B. Kanders, who was elected Chairman of the Board of Directors, Burtt R. Ehrlich and Nicolas Sokolow to the vacancies to be created by such resignations. Mr. Kanders is the sole stockholder and sole director of KFH. Upon assuming office, Messrs. Kanders, Ehrlich and Sokolow constituted a majority of the Board of Directors. The Board of Directors was expanded twice during 1996 to add a total of three additional directors. On May 13, 1996, Thomas W. Strauss and Richard C. Bartlett were elected to serve as members of the Board of Directors, and on December 9, 1996, Alair A. Townsend was elected to the Board.

                  The shares of capital stock of the Company acquired by KFH were paid for out of KFH's working capital funds. KFH acquired an aggregate of 2,880,217 shares of the Company's common stock, which at the time of the KFH Acquisition had a par value of $.03 per share, and an aggregate of 1,131,075 shares of the Company's 3% Convertible, $1.00 stated value Preferred Stock (the "Old Preferred Stock"), for an aggregate purchase price of $3,190,000, of which an aggregate of $2,340,000 was paid in cash. The remaining $850,000 of the purchase price was paid by promissory notes. To secure the payment of the promissory notes, KFH pledged to Springs Industries, Inc. ("Springs"), the parent corporation of Clark Schwebel, 900,000 shares of the Company's common stock.

                  Upon assuming their positions, the newly constituted Board of Directors of the Company elected to require the holders of the Company's Old Preferred Stock to convert such shares to common stock at 110% of the aggregate stated value of the Old Preferred Stock, at a conversion price of $.77 per share (fair market value as determined by an independent valuation firm), as required by the Company's then-effective Amended and Restated Articles of Incorporation. All shares of the Company's Old Preferred Stock were deemed to have been converted upon such election by the Board of Directors.

                  Following the Closing, and assuming the conversion of the shares of Old Preferred Stock owned by KFH, KFH and Mr. Kanders collectively owned 4,524,178 of the total outstanding shares of common stock of the Company, which at the time constituted approximately 66.4% of the total outstanding shares of common stock of the Company.

                  As of the Record Date, KFH and Mr. Kanders collectively owned 4,462,178 of the total outstanding shares of Common Stock of the Company, which holdings constitute approximately 38.3% of the total outstanding shares of Common Stock of the Company. Management of the Company owns, in the aggregate, approximately 43% of the total outstanding shares of the Company's Common Stock and have indicated their intention to vote for the election of each of the nominees for director and the approval and adoption of each of the Proposals presented in this Proxy Statement.

                  No further changes in control of the Company are currently contemplated.

                  The Company is not aware of any material proceedings to which any director, executive officer or affiliate of the Company or any security holder, including any owner of record or beneficially of more than 5% of any class of the Company's voting securities, is a party adverse to the Company or has a material interest adverse to the Company.

                  The Company is not aware of any material pending legal proceedings, other than ordinary routine litigation incidental to the business of the Company, to which any director or officer of the Company is a party or of which any of their property is the subject.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

                      The Certificate of Incorporation of the Company provides that there shall be three to fifteen directors, with such number to be fixed by the Board of Directors. Effective at the time and for the purposes of the Meeting, the number of directors of the Company, as fixed by the Board of Directors pursuant to the Bylaws of the Company, is seven.

                      Directors of the Company are elected annually at the annual meeting of stockholders. Their respective terms of office continue until the next annual meeting of stockholders and until their successors have been elected and qualified in accordance with the Company's Bylaws. There are no family relationships among any of the directors or executive officers of the Company.

                      Unless otherwise specified, each proxy received will be voted for the election as directors of the seven nominees named below to serve until the 1998 Annual Meeting of Stockholders and until their successors shall be duly elected and qualified. Each of the nominees has consented to be named a nominee in the Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with the Company's Bylaws.

                      The following persons have been nominated as directors:

                      WARREN B. KANDERS, 39, has served as Chairman of the Board of the Company since January 1996. From October 1992 to May 1996, Mr. Kanders served as Vice Chairman of the Board of Directors of Benson Eyecare Corporation. From June 1992 to March 1993, Mr. Kanders was the President and a Director of Pembridge Holdings, Inc.

                      JONATHAN M. SPILLER, 45, has served as a Director and President of the Company since July 1991 and as Chief Executive Officer since September 1993. From June 1991 to September 1993, Mr. Spiller served as the Company's Chief Operating Officer.

                      BURTT R. EHRLICH, 57, has served as a Director of the Company since January 1996. Mr. Ehrlich served as Chairman and Chief Operating Officer of Benson Eyecare Corporation from 1986 until October 1992 and as a Director of Benson Eyecare Corporation until 1995.

                      NICOLAS SOKOLOW, 46, has served as a Director of the Company since January 1996. Mr. Sokolow is a partner in the law firm of Sokolow, Dunaud, Mercadier & Carreras. From June 1973 until October 1994, Mr. Sokolow was an associate and partner in the law firm of Coudert Brothers. Mr. Sokolow is a Director of Rexel, Inc.

                      THOMAS W. STRAUSS, 54, has served as a Director of the Company since May 1996. Since 1995, Mr. Strauss has been a Principal with Ramius Capital Group, a privately held investment management firm. From June 1993 until July 1995, Mr. Strauss was Co-Chairman of Granite Capital International Group. From 1963 to 1991, Mr. Strauss served in various capacities with Salomon Brothers Inc, including President and Vice-Chairman.

                      RICHARD C. BARTLETT, 61, has served as a Director of the Company since May 1996. Mr. Bartlett has served as Vice Chairman of Mary Kay Holding Corporation since January 1993 and served as President, Chief Operating Officer and Director of Mary Kay Inc. from 1987 through 1992. Mr. Bartlett has served as Chairman of the Board of Directors since 1995 and Chief Executive Officer from 1994 to 1995 of The Richmont Group, a holding company with portfolio businesses including financial services, apparel, sporting goods and restaurant chains.

                      ALAIR A. TOWNSEND, 55, has served as a Director of the Company since December 1996. Since February 1989, Ms. Townsend has been Publisher of Crain's New York Business. Ms. Townsend currently serves as a Governor of the American Stock Exchange, and previously served as New York City's Deputy Mayor for Finance and Economic Development from February 1985 to January 1989.

VOTE REQUIRED

                      The nominees for directors who receive a plurality of the votes cast by the holders of the outstanding Common Stock entitled to vote at the Meeting at which a quorum is present will be elected to the Board of Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

                      The Board of Directors recommends a vote FOR each of the above-named director nominees.

                 INFORMATION CONCERNING MEETINGS OF THE BOARD OF
            DIRECTORS AND BOARD COMMITTEES AND DIRECTOR COMPENSATION

                      During Fiscal 1996, the Board of Directors held eight meetings. The Board of Directors has standing Audit, Compensation, Nominating and Option Committees. During Fiscal 1996, all of the directors then in office attended at least 75% of the total number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served. The Audit, Compensation, Nominating and Option Committees do not meet on a regular basis, but only as circumstances require.

AUDIT COMMITTEE

                      The functions of the Audit Committee are to recommend to the Board of Directors the appointment of independent auditors for the Company, to analyze the reports and recommendations of such auditors and to review internal audit procedures and controls. During Fiscal 1996, the Audit Committee consisted of Messrs. Ehrlich (Chairman), Kanders and Strauss. The Audit Committee met twice during Fiscal 1996.

COMPENSATION COMMITTEE

                      The purpose of the Compensation Committee is to recommend to the Board of Directors the compensation and benefits of the Company's executive officers and other key managerial personnel. During Fiscal 1996, the Compensation Committee consisted of Messrs. Sokolow (Chairman), Kanders and Ehrlich. The Compensation Committee met twice during Fiscal 1996.

NOMINATING COMMITTEE

                      The purpose of the Nominating Committee is to identify, evaluate and nominate candidates for election to the Board of Directors. The Nominating Committee will consider nominees recommended by Stockholders. The names of such nominees should be forwarded to Carol T. Burke, Secretary, Armor Holdings, Inc., 13386 International Parkway, Jacksonville, Florida 32218, who will submit them to the committee for its consideration. During Fiscal 1996, the Nominating Committee consisted of Messrs. Kanders (Chairman), Bartlett and Sokolow. The Nominating Committee met once during Fiscal 1996.

OPTION COMMITTEE

                      The purpose of the Option Committee is to administer the Company's 1996 Stock Option Plan and 1996 Non-Employee Directors Stock Option Plan, and to recommend to the Board of Directors awards of options to purchase Common Stock of the Company thereunder. During Fiscal 1996, the Option Committee consisted of Messrs. Kanders (Chairman) and Bartlett. The Option Committee met twice during Fiscal 1996.

COMPENSATION OF DIRECTORS

                      The non-employee directors of the Company participate in the 1996 Non- Employee Directors Stock Option Plan (the "1996 Directors Plan") under which a grant of options covering 75,000 shares of Common Stock are granted to each of the Company's non-employee directors on the date of their initial election to the Board of Directors. Messrs. Kanders, Ehrlich, Sokolow, Strauss, Bartlett and Ms. Townsend are all non-employee directors of the Company. During 1996, each non-employee director, except for Messrs. Kanders and Bartlett, was granted options to purchase 75,000 shares of Common Stock upon their initial election to the Board of Directors at an exercise price per share equal to the closing trading price of the Common Stock on the date of the grant. Messrs. Kanders and Bartlett voluntarily renounced their eligibility to participate in the 1996 Directors Plan. The options granted under the 1996 Directors Plan have a term of 10 years (but in no event more than three months following the optionee's ceasing to serve as a member of the Company's Board of Directors). One-third of the options granted under the 1996 Directors Plan become exercisable on each anniversary of the grant date until all such options are exercisable. No other compensation is or was paid to directors in 1996.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

                      Except as hereinafter provided with respect to Messrs. Strauss and Spiller, no director, director nominee, executive officer, promoter or control person has, within the last five years: (i) had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (iv) been found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

                      On December 3, 1992, without admitting or denying any liability, Mr. Strauss, a director nominee, consented to an order of the Commission under which he was suspended from associating with any broker, dealer, municipal securities dealer, investment company or investment advisor for a period of six (6) months, and paid a civil penalty of $75,000. The central claim in these proceedings was that as President of Salomon, Mr. Strauss delayed in reporting an unauthorized bid by the head of Salomon's Government Trading Desk who reported to one of Mr. Strauss' subordinates. Mr. Strauss has maintained that he reported the unauthorized bid both to Salomon's Chief Executive Officer and General Counsel immediately upon learning of the unauthorized bid.

                      Mr. Spiller was employed by and served in a similar position with the Company at the time the Company filed for Chapter 11 bankruptcy protection in May 1992 through the confirmation on September 20, 1993 of the Company's Third Amended and Restated Plan of Reorganization (the "Plan of Reorganization") by the United States Bankruptcy Court, Middle District of Florida, Jacksonville Division (the "Bankruptcy Court").

                  EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

                      The Company's executive officers and significant employees are as follows:

         NAME                               AGE              POSITION
         ----                               ---              --------
         Jonathan M. Spiller                45               Director, President and Chief Executive
                                                             Officer
         Richard T. Bistrong                34               Vice President-Sales and Marketing
         Carol T. Burke                     35               Vice President-Finance and Secretary
         Robert R. Schiller                 34               Vice President-Corporate Development
         Alastair G.A. Morrison             54               Director, DSL Group Limited
         Hon. Richard N. Bethell            46               Chief Executive Officer, DSL Holdings
                                                             Limited
         Martin Brayshaw                    41               Director and Commercial Director of DSL
                                                             Holdings Limited

                      See "Proposal 1-Election of Directors," for biographical data concerning Mr. Spiller.

RICHARD T. BISTRONG

                      Richard T. Bistrong has served as Vice President of Sales and Marketing of the Company since February 1995. From 1993 to February 1995, Mr. Bistrong held the position of Director of Retail Operations for Fechheimer Brothers Company, a wholly-owned subsidiary of Berkshire Hathaway. From 1986 to 1992, Mr. Bistrong was an Executive Vice President of Point Blank Body Armor.

CAROL T. BURKE

                      Carol T. Burke has served as Vice President of Finance of the Company since January 1996 and as Secretary since March 1996. Ms. Burke joined the Company as Controller in January 1995. From 1990 to January 1995, Ms. Burke was a Senior Finance Manager at Walt Disney Company.

ROBERT R. SCHILLER

                      Robert R. Schiller has served as Vice President of Corporate Development of the Company since July 1996. From 1994 to July 1996, Mr. Schiller was a Principal in the merchant banking firm of Circadian Capital Corporation and from 1993 to 1995 he was a Director of Corporate Finance for Jonathan Foster & Co. L.P. From January 1995 to September 1995, Mr. Schiller served as Chief Financial Officer of Troma, Inc., an independent film studio. From 1991 to 1992, Mr. Schiller served as Vice President of the Special Situation Investment Fund, an investment fund controlled by the Brooke Group.

ALASTAIR G.A. MORRISON, OBE MC

                      Alastair G.A. Morrison was one of four partners who founded DSL (as hereafter defined) in 1981. He served as Chief Executive of DSL from 1981 to 1995 and has served as Chairman of DSL Holdings Limited, a wholly owned subsidiary of DSL ("DSL Holdings") since 1995. From 1961 to 1981, Mr. Morrison was an officer in the British SAS.

THE HON. RICHARD N. BETHELL MBE

                      Richard N. Bethell has served as the Chief Executive Officer of DSL Holdings since 1995. Mr. Bethell previously served as a Director of DSL Holdings from 1991 to 1995. From 1988 to 1991, Mr. Bethell was Director and Deputy Chief Executive of Leadership Trust, a leadership training company for senior executives. From 1968 to 1988, Mr. Bethell was an officer in the British SAS.

MARTIN BRAYSHAW

                      Martin Brayshaw has served as a member of the Board of Directors and as Commercial Director of DSL Holdings since August 1996. Mr. Brayshaw was Chairman and Chief Executive Officer of PEX Plc from June 1995 until the sale of the company in December 1995. From October 1989 to December 1994, Mr. Brayshaw served as Finance Director of Clayform Properties Plc.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

                      The following table sets forth all compensation, in excess of $100,000, awarded to, earned by or paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "Named Executive Officers") for the fiscal years 1996, 1995 and 1994.


                                            SUMMARY COMPENSATION TABLE

                                                 ANNUAL COMPENSATION                        LONG TERM COMPENSATION (1)
                                                                                               AWARDS

NAME AND PRINCIPAL                                                                                                ALL OTHER
POSITION                                    YEAR         SALARY($)          BONUS($)         OPTIONS(#)        COMPENSATION($)
-----------------                           ----         ---------          --------         ----------        ---------------
Jonathan M. Spiller                         1996          160,000            60,000            24,000              5,775(2)
                                            ----
Chief Executive Officer and                 1995          160,000            21,000            18,000                ---
                                            ----
President                                   1994          140,000            62,000           432,000                ---
                                            ----


Richard T. Bistrong                         1996          120,000           107,000            50,000                ---
                                            ----
Vice President-                             1995          120,000           105,000            50,000                ---
                                            ----
Sales and Marketing                         1994            ---               ---               ---                  ---
                                            ----


Robert R. Schiller                          1996           44,210(3)         45,000           150,000             17,500(4)
                                            ----
Vice President-                             1995            ---               ---               ---                  ---
                                            ----
Corporate Development                       1994            ---               ---               ---                  ---
                                            ----

-------------------
(1) The Company has no long term incentive compensation plan other than the 1994 Incentive Stock Option Plan and the 1996 Stock Option Plan and various individually granted options. The Company does not award stock appreciation rights, restricted stock awards or long term incentive plan pay-outs.

(2) Represents the dollar value of 7,500 stock option grants awarded to Mr. Spiller in December, 1995, which options became fully vested on January 19, 1996.

(3) Mr. Schiller became an employee of the Company on July 24, 1996. He was paid at an annual rate of salary of $120,000.

(4) Represents compensation earned by Mr. Schiller in his capacity as a consultant to the Company prior to the execution of his employment agreement.

OPTIONS GRANTED IN FISCAL 1996

                  The following information is furnished for the fiscal year ended December 28, 1996 with respect to the Named Executive Officers for stock options granted during such fiscal year. Stock options were granted without tandem stock appreciation rights.


                                    NUMBER OF
                                   SECURITIES             % OF TOTAL
                                   UNDERLYING          OPTIONS GRANTED          EXERCISE
                                     OPTIONS           TO EMPLOYEES IN         PRICE PER         EXPIRATION
NAME                              GRANTED(#)(1)          FISCAL YEAR          SHARE ($/S)           DATE
----                              -------------        ---------------        ----------         ----------
Jonathan M. Spiller                   24,000                 5.1%                $1.00            1/19/2006

Richard T. Bistrong                   50,000                10.7%                 $ .97           1/19/2006

Robert R. Schiller                   150,000                32.1%                 $6.06           7/24/2006





(1) All options granted to such officers (except those granted to Mr. Schiller) have a term of 10 years and were granted under the Company's 1994 Incentive Stock Option Plan. The options granted to Mr. Schiller have a term of 10 years and were granted under the Company's 1996 Stock Option Plan. The exercise price per share of such options was the market value per share on the date of grant.

AGGREGATED OPTION EXERCISES IN FISCAL
1996 AND FISCAL YEAR END OPTION VALUES

                  The following information is furnished for the fiscal year ended December 28, 1996 with respect to the Named Executive Officers for stock option exercises during such fiscal year.

                         SHARES ACQUIRED          VALUE         NUMBER OF SECURITIES UNDERLYING
NAME                     ON EXERCISE(#)        REALIZED($)     UNEXERCISED OPTIONS AT 12/28/96 (#)
----                     --------------        -----------
                                                                  EXERCISABLE  NON-EXERCISABLE
                                                                  -----------  ---------------

Jonathan M. Spiller             0                    0               474,000         0

Richard T. Bistrong             0                    0                50,000        50,000

Robert R. Schiller              0                    0                 0           150,000




                                 (Restubbed From Above)

                             VALUE OF UNEXERCISED IN-THE-
                             MONEY OPTIONS AT 12/28/96($)

NAME                      EXERCISABLE         NON-EXERCISABLE
----                      ------------        ----------------
Jonathon M. Spiller           ---                   ---

Richard T. Bistrong           ---                   ---

Robert R. Schiller            ---                   ---


EMPLOYMENT AGREEMENTS

                         Set forth below are descriptions of the Company's
employment agreements with Messrs. Spiller, Bistrong and Schiller.

JONATHAN M. SPILLER

                         Mr. Spiller's employment agreement, dated as of January
18, 1996, provides that he will serve as the President and Chief Executive Officer of the Company for an initial term expiring January 17, 1999, at a base salary for 1996 of $160,000 per annum. Commencing January 1, 1997, pursuant to the terms of his employment agreement, Mr. Spiller's base salary was increased to $200,000 per annum. In addition to his base salary, Mr. Spiller shall also be entitled to a yearly bonus during the term of his employment agreement. The bonus shall be based upon the Company's earnings before interest and taxes. Mr. Spiller will also be entitled, at the sole and absolute discretion of the Option Committee of the Board of Directors, to participate in the Company's incentive stock plan and other bonus plans adopted by the Company. Eligibility to participate in the Company's incentive stock plan shall be based upon, among other things, the performance of Mr. Spiller and the Company. As part of his compensation package, the Company provides Mr. Spiller with other benefits commensurate with his position, as more fully set forth in his employment agreement. Mr. Spiller's employment with the Company shall continue, unless earlier terminated by Mr. Spiller or due to Mr. Spiller's death or disability or by the Company, for successive one year periods, on terms to be mutually agreed upon by the Company and Mr. Spiller.

                         Of the 690,205 shares deemed to be beneficially owned
by Mr. Spiller, 646,664 are subject to a three year lock-up agreement between Mr. Spiller and KFH. Pursuant to the terms of a letter agreement, dated January 18, 1996 (the "Letter Agreement"), Mr. Spiller agreed that he will not, directly or indirectly, without the prior written consent of KFH, offer to sell, sell, grant any options for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of such shares of Common Stock of the Company or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for, such shares of Common Stock of the Company or dispose of any beneficial interest therein for a period of three years from January 18, 1996, except as provided in such Letter Agreement.

RICHARD T. BISTRONG

                         Mr. Bistrong's employment agreement, dated as of
January 18, 1996, provides that he will serve as Vice President-Sales and Marketing of the Company for an initial term expiring January 17, 1999, at a base salary of $120,000 per annum. Mr. Bistrong shall also be entitled to a yearly bonus during the term of his employment agreement. In addition to his base salary and bonus, Mr. Bistrong received non-qualified options to purchase 21,250 shares of the Company's Common Stock and incentive stock options to purchase 28,750 shares of the Company's Common Stock, in each case at an exercise price of $.97 per share of Common Stock. These options are exercisable for a period of eight years from the date of the grant, and all of such options vest on January 18, 1999. The vesting of the options may be accelerated on a pro rata basis in the event of the occurrence of certain events. Pursuant to his employment agreement, Mr. Bistrong will also be entitled, at the sole and absolute discretion of the Option Committee of the Board of Directors, to participate in the Company's incentive stock plan and other bonus plans adopted by the Company. Eligibility to participate in the Company's incentive stock plan shall be based upon, among other things, the performance of Mr. Bistrong and the Company. As part of his compensation package, the Company provides Mr. Bistrong other benefits commensurate with his position, as more fully set forth in his employment agreement. Mr. Bistrong's employment with the Company shall continue, unless earlier terminated by Mr. Bistrong or due to Mr. Bistrong's death or disability or by the Company, for successive one year periods, on terms to be mutually agreed upon by the Company and Mr. Bistrong.

                         Excluding the stock options granted to Mr. Bistrong
pursuant to the terms of his employment agreement, all of the shares underlying vested but unexercised and unvested stock options owned by Mr. Bistrong are subject to a three year lock-up agreement between Mr. Bistrong and KFH (the "Bistrong Lock-Up"). Pursuant to the Bistrong Lock-Up, Mr. Bistrong agreed that he will not, directly or indirectly, without the prior written consent of KFH, offer to sell, sell, grant any options for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock of the Company or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock of the Company or dispose of any beneficial interest therein for a period of three years from January 18, 1996, except as provided in such agreement. Mr. Bistrong owns no shares of Common Stock as of the date of this Proxy Statement.

ROBERT R. SCHILLER

                         Mr. Schiller's employment agreement, dated as of July
24, 1996, provides that he will serve as Vice President-Corporate Development of the Company for an initial term expiring July 23, 1999, at a base salary of $120,000 per annum. Effective January 1, 1997, Mr. Schiller's base salary was increased by the Company to $130,000 per annum. Mr. Schiller is also entitled to a one-time relocation bonus of $45,000. In addition to his base salary, Mr. Schiller received incentive stock options to purchase 150,000 shares of the Company's Common Stock, in each case at an exercise price per share equal to $6.06, the market price of the Common Stock on July 24, 1996, the date of the grant. These options vest over a period of three years from the date of the grant, and all of such options become exercisable on July 24, 1999. The vesting of the options may be accelerated on a pro rata basis in the event of the occurrence of certain events. Pursuant to his employment agreement, Mr. Schiller will also be entitled, at the sole and absolute discretion of the Option Committee of the Board of Directors, to participate in the Company's incentive stock plan and other bonus plans adopted by the Company. Eligibility to participate in the Company's incentive stock plan shall be based upon, among other things, the performance of Mr. Schiller and the Company. As part of his compensation package, the Company provides Mr. Schiller's other benefits commensurate with his position, as more fully set forth in his employment agreement. Mr. Schiller's employment with the Company shall continue, unless earlier terminated by Mr. Schiller or due to Mr. Schiller's death or disability or by the Company, for successive one year periods, on terms to be mutually agreed upon by the Company and Mr. Schiller.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

                         The Company has historically purchased substantially
all of the ballistic resistant fabric used in the manufacture of its products from Clark Schwebel, a subsidiary of Springs and a former holder of 45.7% of the Company's outstanding capital stock. KFH purchased all of the capital stock of the Company owned by Clark Schwebel on January 18, 1996. Warren B. Kanders, the Chairman of the Board of Directors of the Company, is the sole director and sole stockholder of KFH. The Company's purchases from Clark Schwebel totalled approximately $5,000,000, $5,100,000 and $3,400,000 in fiscal years 1996, 1995 and 1994, respectively, and were made in the normal course of business at prices which the Company believes were competitive with other available sources for such materials.

                         On May 15, 1996, the Company issued options to purchase
300,000 shares of the Company's Common Stock to Richmont at an exercise price of $7.50 per share, subject to adjustment (the "Richmont Options"). The Richmont Options and the underlying shares, whether vested or unvested, are callable by the Company in the event that the closing price per share of the Company's Common Stock is equal to or greater than $10 for a period of 10 consecutive trading days after December 31, 1997, upon written notice to Richmont given within 30 days of the conclusion of such ten consecutive trading days during which the closing price per share of the Company's Common Stock was equal to or greater than $10. In such event, the Company may require Richmont to exercise the Richmont Options in whole with respect to all such shares within 10 days of such notice to Richmont. In the event that Richmont does not exercise the Richmont Options, the Richmont Options will lapse and be of no further force or effect.

                         Richmont was also the holder of a 5% Convertible
Subordinated Note of the Company (the "Convertible Note") in the principal amount of $3,000,000. Richmont converted its Convertible Note into 600,000 shares of Common Stock pursuant to the terms of that certain Convertible Subordinated Note Purchase Agreement between the Company and the purchasing parties thereto (the "Convertible Subordinated Note Purchase Agreement") on December 18, 1996. Taking the 200,000 Richmont Options which have fully vested and the shares into which Richmont's Convertible Note were converted into account, Richmont is the beneficial owner of 6.8% of the Company's outstanding Common Stock. Richard C. Bartlett, a Director of the Company, is the Chairman of the Board of Directors of the Richmont Group, the parent corporation of Richmont. Mr. Bartlett disclaims beneficial ownership of any shares of Common Stock beneficially owned by Richmont.

                         Burtt R. Ehrlich, a Director of the Company, was the
holder of a Convertible Note in the principal amount of $250,000. Mr. Ehrlich converted his Convertible Note into 50,000 shares of Common Stock pursuant to the terms of the Convertible Subordinated Note Purchase Agreement on December 18, 1996.

                         Thomas W. Strauss, a Director of the Company, was the
holder of a Convertible Note in the principal amount of $200,000. Mr. Strauss converted his Convertible Note into 40,000 shares of Common Stock pursuant to the terms of the Convertible Subordinated Note Purchase Agreement on December 18, 1996.

                         Alan Kanders, Beatrice Kanders and Emily Kanders,
siblings of Warren B. Kanders, the Chairman of the Board of Directors of the Company, were each holders of Convertible Notes in the principal amounts of $20,000, $25,000 and $25,000, respectively. Pursuant to the terms of the Convertible Subordinated Note Purchase Agreement, they each converted their Notes into 4,000, 5,000 and 5,000 shares of Common Stock, respectively, on December 18, 1996.

                         The Jeanne Kanders Revocable Inter Vivos Trust and The
Ralph F. Kanders Revocable Inter Vivos Trust, named for the parents of Warren B. Kanders, the Chairman of the Board of Directors of the Company, were holders of Convertible Notes in the principal amounts of $150,000 and $100,000, respectively. The trusts converted their Convertible Notes into 30,000 and 20,000 shares of Common Stock, respectively, pursuant to the terms of the Convertible Subordinated Note Purchase Agreement on December 18, 1996.

                         Other than as described above, there have not been, nor
are there any currently proposed transactions, or any series of similar transactions, since the beginning of Fiscal 1996, to which the Company was or is to be a party, in which the amount involved exceeds $60,000 and in which any director, executive officer, security holder or any member of the immediate family of any of the foregoing persons had, or will have, a direct or indirect material interest.

                         Since the beginning of Fiscal 1996, no director or
executive officer of the Company, nor any member of their immediate family or any affiliate thereof is, has become or was indebted to the Company in an amount in excess of $60,000.

                                   PROPOSAL 2

                         PLAN OF INTERNAL RESTRUCTURING

INTRODUCTION

                         The Company is incorporated under the laws of the State
of Delaware. Its corporate headquarters are in Jacksonville, Florida. The Company is engaged in, among other things, the development, manufacture and distribution of bullet and projectile resistant garments. These include bullet resistant and sharp instrument penetration resistant vests, bullet resistant blankets, bomb disposal suits and helmets, bomb protection and disposal equipment and load bearing vests.

                         NIK Public Safety, Inc., a Delaware corporation and a
wholly owned subsidiary of the Company ("NIK"), is the leading manufacturer and distributor of portable narcotic identification kits used for the identification of narcotic substances by law enforcement agencies.

                         Defense Technology Corporation of America, a Delaware
corporation and a wholly owned subsidiary of the Company ("DTC"), is a leading manufacturer of less-than- lethal products including pepper sprays, distraction devices, flameless expulsion grenades, specialty impact munitions and dry powdered oleoresin capsicum, which it distributes to law enforcement agencies and military services in the United States and abroad. DTC also distributes other similar products including gas masks, riot helmets and gun holsters.

                         Supercraft (Garments) Limited, a corporation
incorporated under the laws of England and an indirect wholly owned subsidiary of the Company, is a leading European manufacturer of military apparel, high visibility garments and bullet resistant vests, which it distributes to law enforcement and military agencies throughout Europe, the Middle East and Asia.

                         DSL Group Limited, a corporation incorporated under the
laws of England and Wales and an indirect wholly owned subsidiary of the Company ("DSL"), is engaged in the design and implementation of solutions to complex security problems in high risk areas. DSL provides detailed threat assessments, security planning, security training, the provision, training and supervision of specialists manpower and other services, including the implementation and management of fully integrated security systems.

                         The Company presently operates as an operating entity
-- holding certain of its assets and conducting certain of its operations directly -- and as a holding company pursuant to which it owns all of the outstanding capital stock of four subsidiary corporations which hold other assets and conduct other operations related to the business of the Company.

                         The Board of Directors has determined that it would be
in the best interests of the Company and its Stockholders for the Board of Directors to have the flexibility to transfer some or substantially all of the operating assets held by the Company to one or more wholly-owned subsidiaries, with the result that the Company would become solely a holding company (the "Restructuring"). Toward this end, the Board of Directors has approved a plan of restructuring (the "Restructuring Plan") providing for the transfer of substantially all of the Company's operating assets and related liabilities to one or more wholly-owned subsidiaries that the Company will incorporate for such purpose. To effect the Restructuring, the Company will form a subsidiary corporation under Delaware law called American Body Armor & Equipment, Inc., a Delaware corporation ("ABA-DE"). Following the formation of ABA-DE, the Company will transfer into ABA-DE all of the Company's operating assets and related liabilities.

                         The implementation of the Restructuring Plan will not
have a material effect on the consolidated financial statements of the Company, nor will it alter Stockholders' percentage ownership interests. Consummation of the Restructuring will not affect the voting rights and dividend and liquidation rights of the Stockholders. If the Stockholders approve the

Restructuring Plan and the Company obtains all required third party consents, including, but not limited to, the consent of the Bankruptcy Court, if required, the Board of Directors may choose to implement the entire plan or a portion of the plan, or the Board of Directors may elect not to implement the plan at all if it determines that the costs or other considerations relating to the implementation of the Restructuring Plan outweigh the benefits to be gained by the Restructuring.

                         The submission of the Restructuring Plan to
Stockholders is not intended to affect the Company's right under applicable Delaware law to dispose of less than all or substantially all of its assets without Stockholder approval. If in the event the Restructuring Plan is not approved by the Stockholders but all required third party consents are obtained, including, but not limited to, the consent of the Bankruptcy Court, if required, the Company may nevertheless from time to time in the future transfer portions of its assets to subsidiaries or to third parties on terms and for consideration approved by the Board of Directors, subject to applicable Delaware law, without seeking Stockholder approval. Approval of the Restructuring Plan will not preclude any Stockholder's right to challenge any future dispositions by the Company of the assets of the Company (including the stock of any subsidiaries), if such dispositions are not made in compliance with applicable law.

REASONS FOR THE RESTRUCTURING

                         The new structure of the Company and its subsidiaries
will permit greater flexibility in the management and financing of new and existing business operations. The holding company structure will also provide the Company with greater flexibility to expand in the future through acquisitions of companies which may be strategically advantageous to the Company's long-term growth. Moreover, the Board of Directors believes that the holding company structure is better suited to the development of the Company's international business. The Board of Directors also believes that the line-of-business restructuring could further the objective of operating the Company's businesses on a more self-sufficient, independent economic basis. In addition, the holding company structure could permit improved delineation of administrative and other responsibilities within the corporate structure because it will permit a designated group of executive employees to concentrate their efforts on the concerns of the consolidated enterprise as a whole, while allowing the subsidiaries and subsidiary management to focus on subsidiary-specific objectives. This will enable the Company to further link executive compensation to Company performance, thereby providing for better accountability.

EFFECT ON STOCKHOLDERS' RIGHTS

                         The outstanding stock of the Company will not be
affected by the proposed Restructuring. Consummation of the Restructuring Plan will not affect the voting, dividend, liquidation rights or ownership interests of the Stockholders.

                         The Stockholders of the Company will not directly elect
the directors of the operating subsidiaries. Directors of the subsidiaries are elected by the Board of Directors of the Company, with the Company being the sole stockholder of the subsidiaries. The overall management of the affairs and operations of the Company will continue to be under the direction of the Board of Directors.

                         The Company has no present intention to cause any
subsidiary which may be formed to make a further transfer of assets to any affiliate of the Company (other than other wholly-owned subsidiaries) or to any unrelated third party. The Company does not intend to seek Stockholder approval of any subsequent dispositions of assets by a subsidiary or the stock of any subsidiary unless such assets or stock to be transferred constitute all or substantially all of the assets of the Company and its subsidiaries taken as a whole and where Stockholder approval is required by law.

EFFECT ON COMPANY'S FINANCIAL STATEMENTS

                         The implementation of the Restructuring Plan will not
have a material effect on the financial statements of the Company.

OTHER EFFECTS ON THE COMPANY AND ITS STOCKHOLDERS

                         Except for the structural changes, consummation of the
Restructuring Plan is not expected to result in any material change in the overall operation of the Company or location of its facilities. Similarly, the Restructuring will not result in any changes in the current membership of the Board of Directors of the Company, and the officers of the Company will remain in place after consummation of the Restructuring. In addition, some persons who are currently serving as officers of the Company may become officers or directors of one or more of the subsidiaries.

                         While the transactions presently contemplated under the
Restructuring Plan do not create a conflict of interest between the Company and any of its Stockholders, in the event that any of the subsidiaries, through public or private sale, should be owned in part by persons other than the Company, such conflicts could arise. The Company has no present intention to effect a public or private sale of a part of the ownership of any of its subsidiaries.

                         If the Restructuring Plan is consummated, the Company
will retain administrative functions and related assets, as well as a core group of senior management officers and employees.

TRANSFER OF ASSETS

                         Except for those operations conducted by the Company's
subsidiaries, all of the Company's operations are conducted directly by the Company. If the Restructuring Plan is implemented as contemplated, all of the operating assets and related liabilities of the Company's business except those held by the Company's subsidiaries would be transferred to one or more wholly owned subsidiaries.

DISADVANTAGES OF RESTRUCTURING

                         The Board of Directors believes that the disadvantages
of the Restructuring are not significant or material and will be offset by both the increased focus on asset utilization and responsibility. Possible disadvantages of the Restructuring include a possible small increase in accounting and administrative costs and possible duplication of some administrative functions.

                         As previously noted, the Stockholders of the Company
will elect the directors of the Company, who will have overall responsibility for the management of the Company and its subsidiaries. The Stockholders' statutory right to inspect the books, records and stockholder lists of the Company under applicable Delaware law may not extend to the books and records of the operating subsidiaries.

TAX CONSEQUENCES OF THE RESTRUCTURING

                         It is currently contemplated that any assets
transferred pursuant to the Restructuring Plan will be conveyed to the subsidiary or subsidiaries on a tax-free basis pursuant to Section 351 of the Internal Revenue Code of 1986, as amended.

VOTE REQUIRED

                         The affirmative vote of holders of a majority of the
outstanding shares of the Company's Common Stock is required for the ratification of the Restructuring Plan under Delaware law.

RECOMMENDATION OF THE BOARD OF DIRECTORS

                         The Board of Directors has adopted and recommends a
vote FOR Proposal 2 on the Proxy Card.

                                   PROPOSAL 3

                           PROPOSED AMENDMENTS TO THE
                           1996 NON-EMPLOYEE DIRECTORS
                                STOCK OPTION PLAN

                         At the Meeting, the Stockholders will be asked to
consider and vote upon a proposal to amend and restate the Company's 1996 Non-Employee Directors Stock Option Plan (the "1996 Directors Plan") to increase by 150,000 shares the total number of shares of the Company's Common Stock that may be awarded under the 1996 Directors Plan.

                         On March 24, 1997, the Board of Directors approved an
amendment to the 1996 Directors Plan to increase the number of shares of Common Stock available for issuance pursuant to the 1996 Directors Plan by 150,000 shares to a total of 450,000 shares and to make certain minor adjustments to comport with recent amendments to Rule 16b-3 promulgated under the Exchange Act. The Board of Directors directed that such amendment be submitted for approval of the Stockholders at the Meeting. The 1996 Directors Plan, which was approved by the Stockholders on July 16, 1996 at the annual meeting of stockholders, originally provided for the grant to non-employee directors of the Company of stock options to purchase up to 300,000 shares of Common Stock. Should the amendment not be approved, the 1996 Directors Plan will remain in force without taking into effect this proposed amendment.

                  The purpose of the 1996 Directors Plan, which is virtually unchanged by the proposed amendments, is to benefit the Company and its stockholders by allowing those members of the Board of Directors of the Company who are neither current nor former employees of the Company to increase their financial stake in the Company through ownership of Common Stock, thus underscoring the directors' mutual interest with stockholders in increasing the long-term value of the Company's stock. In order that the 1996 Directors Plan continue to serve its intended purpose, the proposed amendment would increase the number of shares of Common Stock available for issuance under the 1996 Directors Plan.

                  The following summary of the 1996 Directors Plan is qualified in its entirety by reference to the text of the 1996 Directors Plan, as amended and as set forth as Appendix A hereto.

GENERAL INFORMATION

                  Participation in the 1996 Directors Plan is limited to members of the Board of Directors who are not current or former employees of the Company or any of its subsidiaries ("Non-Employee Directors"). After the election of seven directors at the Meeting, there will be six Non-Employee Directors.

STOCK OPTION GRANT

                  The 1996 Directors Plan is a formula plan pursuant to which non-qualified options to acquire 75,000 shares of the Company's Common Stock will be automatically granted to each Non-Employee Director upon the date of his or her initial election or appointment to the Board of Directors in consideration for service as a Director. There are 300,000 shares of Common Stock reserved for issuance under the 1996 Directors Plan. Options covering all 300,000 shares available under the 1996 Directors Plan have been granted. If the Stockholders approve the amendment, an additional 150,000 shares will be available for future option grants to non-employee directors who may join the Board of Directors in the future, bringing the total number of shares available under the 1996 Directors Plan to 450,000. Under the 1996 Directors Plan's formula, the exercise price for all 75,000 options granted to each Non-Employee Director under the 1996 Directors Plan will be the closing price on the date of the grant of the Company's Common Stock as quoted on the composite tape of the American Stock Exchange, or on such exchange as the Company's Common Stock may then be trading. Of the 75,000 options granted to each Non-Employee Director, options to acquire 25,000 shares become exercisable upon each of the first three anniversary dates following the date of the grant and all 75,000 options granted to each Non-Employee Director shall expire ten years from the date of grant. The exercise price must be paid in cash. If, on the day of the grant, counsel for the Company determines, in her/his sole discretion, that the Company is in possession of material, undisclosed information that would prevent it from issuing securities, then the grant of options to Non-Employee Directors will be suspended until the second day after public dissemination of the information (or the first trading day thereafter). The amount, pricing and other terms of the grant will remain as set forth in the 1996 Directors Plan, with the exercise price of the option to be determined in accordance with the formula on the date the option is finally granted.

CESSATION OF SERVICE

                  Upon retirement, a Non-Employee Director's options will continue to become exercisable and must be exercised by the earlier of (i) 36 months following the date of retirement or (ii) the expiration of the applicable option period, or such options shall be forfeited. Upon a Non-Employee Director's disability or death, those options held by the Non-Employee Director for at least one year prior to the date of death or the date of cessation of service following disability shall become immediately exercisable; the Non-Employee Director or his/her legal representatives or heirs must exercise such options by the earlier of (i) 6 months or 36 months from the date of cessation of service due to disability or death, respectively, as the case may be, or (ii) the expiration of the applicable option period, or such options shall be forfeited. Should an individual cease to serve as a Non-Employee Director for any reason other than retirement, disability, death or cause, he/she will have 90 days within which to exercise only those options which were exercisable as of the date he/she ceased to serve as a director.

FEDERAL INCOME TAX CONSEQUENCES

                  The grant of a non-qualified stock option will not result in income for the grantee or in a deduction for the Company. The exercise of a stock option would result in ordinary income for the grantee and a deduction for the Company measured by the difference between the option price and the fair market value of the shares received at the time of exercise.

OTHER INFORMATION

                  Upon their initial election to the Board of Directors on January 18, 1996, each of Messrs. Ehrlich and Sokolow, both of whom are Non-Employee Directors, were granted 75,000 stock options pursuant to the terms of the 1996 Directors Plan, subject to Stockholder approval of the plan. The Stockholders approved the 1996 Directors Plan at the 1996 annual meeting of stockholders held on July 16, 1996. Such options vest in three equal annual installments on January 18, 1997, 1998 and 1999, at an exercise price of $3.75 per share, the closing trading price of the Company's Common Stock on National Association of Securities Dealers Automated Quotation System ("NASDAQ") on January 18, 1996.

                  Upon his initial election to the Board of Directors on May 13, 1996, Mr. Strauss, a Non-Employee Director, was granted 75,000 stock options pursuant to the terms of the 1996 Directors Plan, subject to Stockholder approval of the plan. The Stockholders approved the 1996 Directors Plan at the 1996 annual meeting of stockholders held on July 16, 1996. Such options vest in three equal annual installments on May 13, 1997, 1998, and 1999, at an exercise price of $7.50 per share, the closing trading price of the Company's Common Stock on the American Stock Exchange on May 13, 1996.

                  Upon her initial election to the Board of Directors on December 9, 1996, Ms. Townsend, a Non-Employee Director, was granted 75,000 stock options pursuant to the terms of the 1996 Directors Plan. Such options vest in three equal annual installments on December 9, 1997, 1998 and 1999, at an exercise price of $8.00 per share, the closing trading price of the Company's Common Stock on the American Stock Exchange on December 9, 1996.

                  The amendment to the 1996 Directors Plan will become effective upon the approval of the Company's Stockholders.

                  On May 22, 1997, the last full trading date prior to the printing and mailing of this Proxy Statement, the reported closing price of the Company's Common Stock on the American Stock Exchange was $10.25.

VOTE REQUIRED

                  The affirmative vote of holders of a majority of the outstanding shares of Common Stock present or represented by proxy and voting at a stockholders meeting at which a quorum is present is required for the approval of the proposed amendment to the 1996 Directors Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

                  The Board of Directors has adopted and recommends that the Stockholders vote FOR Proposal 3 on the Proxy Card.

                                   PROPOSAL 4

                PROPOSED AMENDMENTS TO THE 1996 STOCK OPTION PLAN

                  At the Meeting, the Stockholders will be asked to consider and vote upon a proposal to amend and restate the Company's 1996 Stock Option Plan (the "1996 Plan") to: (i) increase by 250,000 shares the total number of shares of the Company's Common Stock that may be awarded under the 1996 Plan; (ii) change the governing law of the 1996 Plan from Florida to Delaware; (iii) comport with recent amendments to Rule 16b-3 promulgated under the Exchange Act; and (iv) adopt a schedule to the 1996 Plan to permit the grant of options to employees of the Company's United Kingdom subsidiaries ("U.K. Employees"), with such amendments as the Board of Directors deems necessary or desirable or, if relevant, as may be required to obtain the approval of the U.K. Inland Revenue (such proposals collectively, the "Amendments").

                  On March 24, 1997 and April 11, 1997, the Board of Directors approved the Amendments to the 1996 Plan and directed that such Amendments be submitted for the approval of the Stockholders at the Meeting. The 1996 Plan, which was approved by the Stockholders on July 16, 1996 at the annual meeting of Stockholders, originally provided for the grant to employees, officers, directors and consultants (collectively, "Participants") of stock options to purchase up to 1,500,000 shares of Common Stock. If the Amendments are approved:
(i) the number of shares of Common Stock available for option grants under the 1996 Plan will be 1,750,000; (ii) the governing law of the 1996 Plan will change from Florida to Delaware; (iii) the 1996 Plan will be restated to comport with recent amendments to Rule 16b-3 promulgated under the Exchange Act; and (iv) a schedule will be adopted pursuant to which the Company's U.K. Employees would be eligible to participate in the 1996 Plan. Should the Amendments not be approved, the 1996 Plan will remain in force without taking into effect the proposed Amendments.

                  The purpose of the 1996 Plan, which is unchanged by the proposed Amendments, is to advance the interests of the Company by encouraging and enabling the acquisition of a financial interest in the Company by its directors, officers, employees and consultants. The 1996 Plan is intended to aid the Company in attracting and retaining competent employees, to stimulate the efforts of such employees and to strengthen their desire to remain with the Company. In order that the Plan may continue to serve its intended purposes, the proposed Amendments would, among other things, increase the number of shares of Common Stock available for issuance under the 1996 Plan, enable the Company's U.K. Employees to participate in the 1996 Plan and conform the 1996 Plan to the requirements of Rule 16b-3, which was recently amended by the Commission. As a result of the recent amendments to Rule 16b-3, among other things, the definition of a "disinterested person" has been removed from Rule 16b-3 and replaced with the concept of a "non-employee director," as such term is defined in the amended Rule 16b-3.

                  The following summary of the 1996 Plan, as proposed to be amended, is qualified in its entirety by reference to the text of the 1996 Plan, as amended and as set forth as Appendix B hereto.

SUMMARY DESCRIPTION OF THE 1996 PLAN

                  The 1996 Plan is administered by the Option Committee of the Board of Directors which is composed entirely of directors who meet the criteria of "outside director" under Section 162(m) of the Internal Revenue Code of 1986, as amended ( the "Code") and "non-employee director" under Section 16 of the Exchange Act. The Option Committee determines those individuals who will receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock that may be purchased under each option and the option exercise price. Under certain conditions, the Board of Directors has the power to administer the 1996 Plan.

                  Generally, Options may be granted only to employees employed and consultants engaged by the Company or of any subsidiary corporation or parent corporation of the Company. Directors who are also employees of the Company are also eligible to participate. Consultants are eligible to receive awards of Non-Qualified Options, but are not eligible to receive Incentive Options. No person who owns, directly or indirectly, at the time of the granting of an Incentive Option to him, 10% or more of the total combined voting power of all classes of stock of the Company will be eligible to receive any Incentive Options under the 1996 Plan unless the option price is at least 110% of the fair market value of the Common Stock subject to the option, determined on the date of grant.

                  Common Stock purchased on the exercise of Options may be paid for in cash or by certified check, or with shares of the Company's Common Stock (if permitted by the terms of the Option and by applicable law) or by payment on such terms as the Option Committee shall determine.

                  The Option Committee shall have the option at any time to suspend or terminate the 1996 Plan, provided that rights and obligations under any Option granted while the 1996 Plan was in effect may not be altered or impaired by suspension or termination of the 1996 Plan, except with the consent of the holder thereof.

                  The Board of Directors or the Option Committee, as the case may be, shall have the right, from time to time, to amend the 1996 Plan, provided that no amendment shall be made without the approval of the Stockholders to the extent required by Rule 16b-3 or for the exception for performance-based compensation under Section 162(m) of the Code that will: (i) increase the total number of shares reserved for Options under the 1996 Plan (other than an increase resulting from certain adjustments); (ii) reduce the exercise price of any Option granted thereunder; (iii) modify the provisions of the 1996 Plan relating to eligibility; or (iv) materially increase the benefits accruing to participants under the 1996 Plan or extend the maximum option period thereunder. The Board of Directors or the Option Committee, as the case may be, shall be authorized to amend the 1996 Plan and the Options granted thereunder to permit the Incentive Options granted thereunder to qualify as incentive stock options within the meaning of Section 422 of the Code.

                  In the event of any change in the outstanding shares of the Company's Common Stock (through events such as a stock split, stock dividend, recapitalization of the Company or other like change in its capital structure), the Option Committee will make such adjustment to each outstanding Option that it, in its sole discretion, deems appropriate, subject to the provisions of
Section 424(a) of the Code as to Incentive Options. It is intended that Incentive Options granted under the 1996 Plan will meet the definitional requirements of Section 422(b) of the Code for "incentive stock options."

                  The 1996 Plan incorporates a schedule (the "Schedule") which sets forth certain alterations to the 1996 Plan and conditions for the grant of certain options to the U.K. Employees in compliance with U.K. Inland Revenue rules and regulations which treat such options, for U.K. tax purposes, in a manner similar to incentive stock options granted to U.S. employees under the 1996 Plan. The Schedule provides for certain differences in the terms and conditions of the 1996 Plan applicable to the U.K. Employees principally, including, but not limited to, the following: (a) the Schedule to the 1996 Plan must be approved by the U.K. Inland Revenue; (b) there can be no contractual agreement, condition or restriction on the resale of shares purchased upon the exercise of an option except as required to comply with applicable laws, including the U.S. securities laws; (c) no options can be granted to a U.K. director or employee unless the director regularly works at least twenty-five
(25) hours per week for the Company or its subsidiaries and the employee regularly works at least twenty (20) hours per week for the Company or its subsidiaries; (d) the maximum value of all options granted under the Schedule to the 1996 Plan to a U.K. director or employee cannot exceed the greater of (i) four times such person's annual remuneration or (ii) (pound)100,000; (e) the price of the options cannot be less than the fair market value of the Common Stock on the date of grant and must be payable in cash in full upon exercise of the option; (f) the date upon which the options may be exercised must be fixed at the date of grant and may not be subsequently changed by the Option Committee or the Board of Directors but must be exercised within ten (10) years of the grant; (g) options may not be granted in tandem with stock appreciation rights or other rights; and (h) the terms of the options granted pursuant to the Schedule may not be varied without the approval of the U.K. Inland Revenue.

THE FOLLOWING DISCUSSION CONCERNING CERTAIN TAX CONSEQUENCES OF THE 1996 PLAN DOES NOT ADDRESS ANY TAX EFFECTS ON THE U.K. EMPLOYEES OR THE EMPLOYEES OF ANY OTHER FOREIGN AFFILIATE OF THE COMPANY.

                  Under the Code, an employee generally is not subject to regular income tax upon the grant or exercise of an Incentive Option if, subsequent to its exercise, the employee holds the stock received for the longer of two years from the date of the grant or one year from the date of exercise (the "Required Holding Period"). Upon the sale of such stock subsequent to the Required Holding Period, the difference, if any, between the amount realized from the sale and the tax basis to the employee will be taxed as long-term capital gain or loss (provided that such stock was held by the employee as a capital asset at such time).

                  In general, if an employee: (i) exercises an Incentive Option by delivering stock previously acquired pursuant to the exercise of an Incentive Option before the end of the Required Holding Period applicable to such stock; or (ii) after exercising an Incentive Option, disposes of the stock so acquired before the end of the Required Holding Period (i.e., in either case, makes a "disqualifying disposition"), such employee would be deemed in receipt of ordinary income in the year of the disqualifying disposition in an amount equal to the excess of the fair market value of the stock at the date of exercise over the exercise price. However, if the disposition of the stock is a sale or exchange with respect to which a loss, if sustained, would be recognized to such employee, and if the sale proceeds are less than the fair market value of the stock on the date of exercise of the Incentive Option, the employee's ordinary income would be limited to the excess, if any, of the amount realized on such disposition over the tax basis of such stock. If the amount realized upon a taxable disposition of the stock exceeds the fair market value of the stock on the date of exercise, the excess would be treated as short-term or long-term capital gain, depending on the applicable holding period on the disposition date (provided that such stock was held by the employee as a capital asset at such time).

                  A deduction is not allowed to the Company for federal income tax purposes with respect to the grant or exercise of an Incentive Option or the disposition, after the Required Holding Period, of stock acquired upon exercise. In the event of a disqualifying disposition, a federal income tax deduction will be allowed to the Company in an amount equal to the ordinary income taxable to the employee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable.

                  For purposes of computing whether an employee is subject to any alternative minimum tax liability, an employee who exercises an Incentive Option generally would be required to increase alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a Non-Qualified Option.

                  A Participant who receives a Non-Qualified Option will not recognize any taxable income upon the grant of such Non-Qualified Option. In general, upon exercise of a Non-Qualified Option, a participant will be treated as having received ordinary income in an amount equal to the excess of the fair market value of the stock at the time of exercise over the exercise price.

                  Any holder of a Non-Qualified Option who is subject to the reporting requirements of Section 16(a) of the Exchange Act should consult his tax advisor as to whether the timing of income recognition is deferred for any period following exercise of such Non-Qualified Option (the "Deferral Period"). Absent a written election filed with the IRS within thirty days after the date of exercise pursuant to Section 83(b) of the Code to include in income, as of the exercise date, the excess of the fair market value of the stock on the exercise date over the exercise price, recognition of income by the holder will be deferred until the expiration of the Deferral Period, if any.

                  The 1996 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

                  Except as hereinafter set forth, the number of stock options that will be awarded to the Company's Chief Executive Officer and the other named executive officers of the Company pursuant to the 1996 Plan are not currently determinable. Except as hereinafter set forth, no awards to the Company's Chief Executive Officer and the other named executive officers were made in 1996. In 1996, an aggregate of 354,000 stock options under the 1996

Plan were granted to 16 employees of the Company, including Robert R. Schiller, Vice President of Corporate Development of the Company, who received 150,000 of such stock options. In 1996, no stock options were granted under the 1996 Plan to Directors who were not executive officers.

                  On May 22, 1997, the last full trading date prior to the printing and mailing of this Proxy Statement, the reported closing price of the Company's Common Stock on the American Stock Exchange was $10.25.

VOTE REQUIRED

                  The affirmative vote of holders of a majority of the outstanding shares of Common Stock present or represented by proxy and voting at a stockholders meeting at which a quorum is present is required for the approval of the proposed Amendments to the 1996 Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

                  The Board of Directors has adopted and recommends that the Stockholders vote FOR Proposal 4 on the Proxy Card.

                                   PROPOSAL 5

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

                  Upon the recommendation of the Audit Committee of the Board of Directors, the Board has appointed Deloitte & Touche LLP as independent certified public accountants for the Company to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 27, 1997 ("Fiscal 1997"). Deloitte & Touche LLP has acted in this capacity since 1990.

                  The Company's Board of Directors recommends the ratification of the appointment of Deloitte & Touche LLP as independent certified public accountants for the Company to audit the financial statements of the Company for Fiscal 1997. If a majority of the Stockholders voting at the Meeting at which a quorum is present, in person or by proxy, should not approve such appointment, the Audit Committee and the Board of Directors of the Company will reconsider the appointment of independent certified public accountants.

VOTE REQUIRED

                  The affirmative vote of holders of a majority of the outstanding shares of Common Stock present and voting at a Meeting at which a quorum is present is required for the reappointment of Deloitte & Touche LLP as the Company's independent certified public accountants for Fiscal 1997.

RECOMMENDATION OF THE BOARD OF DIRECTORS

                  The Board of Directors recommends that the Stockholders reappoint Deloitte & Touche LLP as independent certified public accountants of the Company for the Fiscal 1997 by voting FOR Proposal 5 on the Proxy Card.

                                  OTHER MATTERS

                  As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the Meeting, it is intend that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16(a) of the Exchange Act requires the Company's directors and executive officers and any persons who own more than 10% of the Company's capital stock to file with the Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

                  Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of the Company's capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in the Company's capital stock during Fiscal 1996 were timely filed with the Commission, NASDAQ and the American Stock Exchange, except as hereinafter set forth. Two directors and an executive officer did not timely file Form 3 reports upon assuming their positions with the Company, and did not timely report a total of 4 transactions on such form. In addition, two directors did not timely report a total of four transactions on Forms 3 and 4.

ANNUAL REPORT

                  A copy of the Company's 1996 Annual Report to Stockholders accompanies this Proxy Statement. Any Stockholder who has not received a copy of the 1996 Annual Report to Stockholders and wishes to do so should contact the Company's Corporate Secretary by mail at the address set forth on the notice of annual meeting or by telephone at (904) 741-5400.

FORM 10-KSB

                  The Company will provide, without charge, to each Stockholder as of the Record Date, on the written request of the Stockholder, a copy of the Company's Annual Report on Form 10-KSB and all amendments thereto for the year ended December 28, 1996, including the financial statements and schedules, as filed with the Commission. Stockholders should direct the written request to the Company's Corporate Secretary at c/o Armor Holdings, Inc., 13386 International Parkway, Jacksonville, Florida 32218.

PROPOSALS BY STOCKHOLDERS

                  Any proposal of a Stockholder intended to be presented at the annual meeting of stockholders to be held in 1998 must be received by the Company no later than January 27, 1998 to be considered for inclusion in the Proxy Statement and form of proxy for the 1998 annual meeting. Proposals must comply with Rule 14a-8 promulgated by the Commission pursuant to the Exchange Act.



                                                     FOR THE BOARD OF DIRECTORS



                                                     CAROL T. BURKE
                                                     SECRETARY

                                                                     APPENDIX A


                              ARMOR HOLDINGS, INC.

                              AMENDED AND RESTATED
                  1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


                  The Amended and Restated 1996 Non-Employee Directors Stock Option Plan (the "Plan") is established to attract, retain and compensate for service as members of the Board of Directors of Armor Holdings, Inc. (the "Company") highly qualified individuals who are not current or former employees of the Company and to enable them to increase their ownership in the Company's Common Stock. The Plan will be beneficial to the Company and its stockholders since it will allow these directors to have a greater personal financial stake in the Company through the ownership of Company stock, in addition to underscoring their common interest with shareholders in increasing the value of the Company stock longer term.

1.       ELIGIBILITY

                  All members of the Company's Board of Directors who are not current or former employees of the Company or any of its subsidiaries ("Non-Employee Directors") are eligible to participate in the Plan.

2.       OPTIONS

                  Only nonqualified stock options ("NQSOs") may be granted under the Plan. Grants shall be evidenced by Option Agreements in form promulgated by the Board of Directors from time to time.

3.       SHARES AVAILABLE

         a) NUMBER OF SHARES AVAILABLE: There is hereby reserved for issuance under the Plan 450,000 shares of Company Common Stock, par value $.01 per share, which may be authorized but unissued shares, treasury shares, or shares purchased on the open market.

         b) RECAPITALIZATION ADJUSTMENT: In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, adjustments in the number and kind of shares authorized by the Plan, in the number and kind of shares covered by, and in the option price of outstanding NQSOs under the Plan shall be made if, and in the same manner as, such adjustments are made to NQSOs issued under the Company's 1996 Stock Option Plan.

4.       ANNUAL GRANT OF NONQUALIFIED STOCK OPTIONS

                  Upon each Non-Employee Director's initial election or appointment to the Board of Directors, such Non-Employee Director shall automatically receive NQSOs covering 75,000 shares of the Company's Common Stock. Notwithstanding the foregoing, if, on that day, counsel for the Company determines, in her/his sole discretion, that the Company is in possession of material, undisclosed information about the Company, then the grant of NQSOs to Non-Employee Directors shall be suspended until the second day after public dissemination of such information and the price, exercisability date and option period shall then be determined by reference to such later date. If Company Common Stock is not traded on the American Stock Exchange or on such exchange as such stock may then be trading on any date a grant would otherwise be awarded, then the grant shall be made the next day thereafter that Company Common Stock is so traded.

5.       OPTION PRICE

                  The price of all 75,000 NQSOs granted to each Non-Employee Director under the Plan shall be the closing price on the date of the grant of the Company's Common Stock as quoted on the composite tape of the American Stock Exchange or of such exchange upon which the Company's Common Stock may then currently be trading.

6.       OPTION PERIOD

                  Except as otherwise provided herein, of the 75,000 NQSOs granted to each Non-Employee Director under the Plan, NQSOs covering 25,000 shares shall become exercisable upon each of the first three anniversary dates following the date of the grant and all 75,000 NQSOs granted to each Non-Employee Director shall expire ten years after the date of the grant ("Option Period").

7.       PAYMENT

                  The NQSO price shall be paid in cash in U.S. dollars at the time the NQSO is exercised.

8.       CESSATION OF SERVICE

                  Upon cessation of service as a Non-Employee Director (for reasons other than retirement, death, disability or "cause"), only those NQSOs immediately exercisable at the date of cessation of service shall be exercisable by the grantee. Such NQSOs must be exercised within ninety days of cessation of service (but in no event after the expiration of the Option Period) or they shall be forfeited.

                  (a)      RETIREMENT

                  If a grantee ceases service as a Non-Employee Director and is at least age 65 with ten or more years of service or age 70 with five or more years of service, then any of his/her outstanding NQSOs shall continue to become exercisable. All outstanding NQSOs must be exercised by the earlier of (i) thirty-six (36) months following the date of such cessation of service or (ii) the expiration of the Option Period, or such NQSOs shall be forfeited.

                  (b)      DISABILITY

                  If a grantee ceases service as a Non-Employee Director on account of disability, then those of his/her NQSOs which had been held for at least twelve (12) months on the date of cessation of service shall become immediately exercisable. All NQSOs which became exercisable upon cessation of service following disability and those NQSOs which were exercisable on the date of such termination of employment following disability must be exercised by the earlier of (i) six (6) months following the date of such cessation of service or
(ii) the expiration of the Option Period, or such NQSOs shall be forfeited.

                  "Disability" shall mean total and permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

                  (c)      DEATH

                  Upon the death of a grantee, those NQSOs which had been held for at least twelve months at date of death shall become immediately exercisable upon death. The NQSOs which become exercisable upon the date of death and those NQSOs which were exercisable on the date of death may be exercised by the grantee's legal representatives or heirs by the earlier of (i) thirty-six (36) months from the date of death or (ii) the expiration of the Option Period; if not exercised by the earlier of (i) or (ii), such NQSOs shall be forfeited.

                  (d)      CAUSE

                  Upon removal of a Non-Employee Director, failure to stand for reelection or failure to be renominated for "cause," or if the Company obtains or discovers information after termination of service of a Non-Employee Director that would have justified his/her removal for cause during such directorship, all outstanding Options granted to such Non-Employee Director pursuant to this Plan shall, upon giving written notice thereof by the Company, shall immediately terminate and shall be null and void.

                  "Cause" shall mean an act or a failure to act that constitutes "cause" for removal of a director under applicable Delaware law.

9.       ADMINISTRATION AND AMENDMENT OF THE PLAN

                  The Plan shall be administered by the Option Committee of the Board of Directors of the Company. The Plan may be terminated or amended by the Board of Directors as it deems advisable. However, an amendment revising the price, date of exercisability, option period of, or amount of shares under a NQSO shall not be made more frequently than every six (6) months unless necessary to comply with applicable laws or regulations. No amendment may revoke or alter in a manner unfavorable to the grantees any NQSOs then outstanding, nor may the Board of Directors amend the Plan without shareholder approval where the absence of such approval would cause the Plan to fail to comply with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Act"), or any other requirement of applicable law or regulation. A NQSO may not be granted under the Plan after December 31, 2006 but NQSOs granted prior to that date shall continue to become exercisable and may be exercised according to their terms.

10.      NON-TRANSFERABILITY

                  No NQSO granted under the Plan is transferable other than by will or the laws of descent and distribution. During the grantee's lifetime, a NQSO may only be exercised by the grantee or the grantee's guardian or legal representative.

11.      COMPLIANCE WITH SEC REGULATIONS

                  It is the Company's intent that the Plan comply in all respects with Rule 16b-3 of the Act, and any regulations promulgated thereunder. If any provision of the Plan is later found not to be in compliance with the Rule, the provision shall be deemed null and void. All grants and exercises of NQSOs under the Plan shall be executed in accordance with the requirements of
Section 16 of the Act, as amended, and any regulations promulgated thereunder.

12.      RESTRICTIONS ON DELIVERY AND SALE OF SHARES

                  Each award granted under the Plan is subject to the condition that if at anytime the Option Committee, in its discretion, shall determine that the listing, registration or qualification of the stock covered by such award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such award or the purchase or delivery of stock thereunder, the delivery of any or all shares pursuant to such award may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of stock purchasable or otherwise deliverable under awards then outstanding, the Option Committee may require, as a condition of any delivery of stock pursuant to the award a written representation, from the recipient, that such shares are being acquired for investment and not with a view to distribution and agreeing that the stock will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may endorse on certificates representing shares delivered pursuant to an award such legends referring to the foregoing representations or restrictions or any applicable restrictions applicable on resale as the Company, in its discretion, shall deem appropriate.

13.      MISCELLANEOUS

                  Except as provided in the Plan, no Non-Employee Director shall have any claim or right to be granted a NQSO under the Plan. Neither the Plan nor any action thereunder shall be construed as giving any director any right to be retained in the service of the Company.

14.      EFFECTIVE DATE

                  The Plan shall be effective on such date as stockholder approval is obtained.

                                                                     APPENDIX B


                              ARMOR HOLDINGS, INC.

                   AMENDED AND RESTATED 1996 STOCK OPTION PLAN


                                   I. PURPOSE

                  ARMOR HOLDINGS, Inc. (the "Company") desires to afford certain of its key employees and consultants and the key employees and consultants of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such key employees and consultants an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

                  The Company, by means of this Amended and Restated 1996 Stock Option Plan (the "Plan"), seeks to retain the services of key employees and consultants and to enable the Company to attract and retain persons of competence.

                  The stock options ("Options") offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee or consultant.

                  The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

                     II. AMOUNT OF STOCK SUBJECT TO THE PLAN
                              AND OTHER LIMITATIONS

                  (a) The total number of shares of common stock of the Company which may be purchased or acquired pursuant to the exercise of Options granted under the Plan shall not exceed, in the aggregate, 1,750,000 shares of the authorized common stock, $.01 par value per share (the "Common Stock"), of the Company (the "Shares"), such number subject to adjustment as provided in Article XI hereof. Shares of Common Stock that are the subject of Options shall be counted only once in determining whether the maximum number of Shares of Common Stock that may be purchased or awarded under the Plan has been exceeded.

                  (b) Shares of Common Stock acquired under the Plan may be either authorized but unissued Shares or Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options granted under the Plan expire or terminate without having been exercised, the Shares of Common Stock covered by such expired or terminated Options shall again become available for award under the Plan.

                  Except as provided in Articles XVIII and XXI, the Company may, from time to time during the period beginning on the date of the adoption of the Plan by the Company (the "Effective Date") and ending on the date which is ten
(10) years from the Effective Date (the "Termination Date"), grant to Participants (as defined in Article IV), Incentive Options and/or Non-Qualified Options under the terms hereinafter set forth.

                  As used in the Plan, the terms "subsidiary corporation" and "parent corporation" shall mean, respectively, a corporation coming within the definition of such terms contained in Sections 424(f) and 424(e) of the Code.

                               III. ADMINISTRATION

                  The board of directors of the Company (the "Board of Directors") shall designate from among its members an option committee (the "Committee") to administer the Plan. The Committee shall consist of not less than two (2) members of the Board who meet the definition of "outside director" under the provisions of Section 162(m) of the Code and the definition of "non-employee director" under the provisions of Rule 16b-3 (or any successor rule or regulation ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). No member of the Committee shall have been within one year prior to appointment to, or while serving on, the Committee granted or awarded equity securities of the Company pursuant to this or any other plan of the Company except to the extent that participation in any such plan or receipt of any such grant or award would not adversely affect the Committee member's status as a "non-employee director" or as an "outside director." A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time, either with or without cause, by resolution adopted by the Board of Directors, and any vacancy on the Committee at any time may be filled by resolution adopted by the Board of Directors.

                  Any or all powers and functions of the Committee may be exercised at any time and from time to time by the Board of Directors.

                  Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, shall have authority, in its discretion, to determine the Participants (as defined in Article IV) to whom Options shall be granted, the time when such Options shall be granted, the number of Shares of Common Stock which shall be subject to each Option, the exercise price of each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part) and the other terms and provisions thereof (which need not be identical).

                  Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, also shall have authority to construe the Plan and the Options granted thereunder, to amend the Plan and the Options thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the

Options (which need not be identical) granted thereunder and to make all other determinations necessary or advisable for administering the Plan. The Board of Directors or the Committee, as the case may be, also shall have the authority to require, in its discretion, as a condition of the granting of any such Option, that the Participants (as defined in Article IV) agree (i) not to sell or otherwise dispose of Shares of Common Stock acquired pursuant to the exercise of such Option for a period of six (6) months following the date of the acquisition of such Option and (ii) that in the event of termination of employment of such employee or the engagement of such consultant, as the case may be, other than as a result of dismissal without cause, such Participant (as defined in Article IV) will not, for a period to be fixed at the time of the grant of the Option, enter into any other employment or consulting arrangement or participate directly or indirectly in any other business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee or consultant, as the case may be, will be called upon to utilize special knowledge obtained through employment with or retention by the Company or any subsidiary corporation or parent corporation thereof. In no event will a Participant (as defined in Article IV) who is subject to the reporting requirements of Section 16(a) of the Exchange Act be entitled to sell or otherwise dispose of any Shares of Common Stock acquired pursuant to exercise of any such Options for a period of six (6) months from the date of the acquisition of such Options.

                  The determination of the Board of Directors or the Committee, as the case may be, on matters referred to in this Article III shall be conclusive.

                  The Board of Directors or the Committee, as the case may be, may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such legal counsel, consultant or agent. Expenses incurred by the Board of Directors or the Committee, as the case may be, in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award of Options granted hereunder.

                                 IV. ELIGIBILITY

                  Options may be granted only to persons employed and consultants engaged by the Company or of any subsidiary corporation or parent corporation of the Company (such employees and consultants hereinafter at times collectively referred to as the "Participants"), except as hereinafter provided, and shall not be granted to any director who is not also an employee of the Company.

                  Incentive Options shall not be granted to consultants.

                  The Plan does not create a right in any employee or consultant to participate in the Plan, to become or remain an employee of the Company, nor does it create a right in any Participant to have any Options granted to him or her.

                           V. OPTION PRICE AND PAYMENT

                  The exercise price for each Share of Common Stock purchasable under any Non-Qualified Option granted hereunder shall be such amount as the Board of Directors or the Committee, as the case may be, shall deem appropriate, but in no event less than the par value of a Share of Common Stock.

                  The price for each Share of Common Stock purchasable under any Incentive Option granted hereunder shall be such amount as the Board of Directors or the Committee, as the case may be, shall, in its best judgment, determine to be not less than one hundred per cent (100%) of the fair market value per Share at the date the Option is granted; provided, however, that in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns shares of the Company or any subsidiary corporation or parent corporation of the Company which possess more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each Share of Common Stock shall be such amount as the Board of Directors or the Committee, as the case may be, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the fair market value per Share at the date the Option is granted. In determining stock ownership of a Participant for any purposes under the Plan, the rules of Section 424(d) of the Code shall be applied, and the Board of Directors or the Committee, as the case may be, may rely on representations of fact made to it by the Participant and believed by it to be true.

                  If the Common Stock is listed on a national securities exchange in the United States on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange on the date such Option is granted. If the Common Stock is listed on a national securities exchange in the United States on such date, but is not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Common Stock was traded. If the Common Stock is listed on more than one national securities exchange in the United States on the date on which the fair market value per Share is to be determined, the Board of Directors or the Committee, as the case may be, shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share.

                  For purposes of this Plan, the determination by the Board of Directors or the Committee, as the case may be, of the fair market value of a Share shall be conclusive.

                  Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares of Common Stock to be issued only when it shall have received the full purchase price for the Shares in cash or by certified check or such other arrangement for the satisfaction of the full purchase price as the Committee may determine to the extent permitted by applicable law, including but not limited to, by delivering to the Company shares of Common Stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder free and clear of all liens and encumbrances having a fair market value equal to the exercise price applicable to that portion of the Option being exercised by the delivery of such Shares. The fair market value of the stock so delivered shall be determined by the Committee, in its sole discretion, as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.

                               VI. USE OF PROCEEDS

                  The cash proceeds of the sale of Shares of Common Stock pursuant to the Plan are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

          VII. TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

                  Any Option shall be exercisable at such times, in such amounts and during such period or periods as the Board of Directors or the Committee, as the case may be, shall determine at the date of the grant of such Option; provided, however, that an Incentive Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; and provided further that, in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten per cent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

                  Except to the extent otherwise provided under the Code, to the extent that the aggregate fair market value of Common Stock for which Incentive Options are exercisable for the first time by a Participant during any calendar year (under all stock option plans of the Company or of any parent corporation or subsidiary corporation of the Company) exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (i) the fair market value of Common Stock is determined as of the time the Option is granted, and (ii) the limitation will be applied by taking into account Options in the order in which they were granted.

                  Subject to the provisions of Article XVII, the Board of Directors or the Committee, as the case may be, shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

                  To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

                  In no event shall an Option granted hereunder be exercised for a fraction of a Share.

                  The Committee may at any time on behalf of the Company offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

                            VIII. EXERCISE OF OPTIONS

                  Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of shares to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is given for the payment of the purchase price against delivery of the Shares of Common Stock being purchased. Subject to the terms of Articles XIII, XV, and XVI, the Company shall cause certificates for the Shares of Common Stock so purchased to be delivered to the optionee at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

                       IX. NON-TRANSFERABILITY OF OPTIONS

                  No option granted hereunder shall be transferable otherwise than by will or by the laws of descent and distribution, and such option shall be exercisable, during the Participant's lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may set forth in a stock option agreement at the time of grant or thereafter, that the options (other than Incentive Options) may be transferred to members of the Participant's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners. For this purpose, immediate family means the Participant's spouse, parents, children, stepchildren, grandchildren and legal dependents. Any transfer of options made under this provision will not be effective until notice of such transfer is delivered to the Company.

                          X. TERMINATION OF EMPLOYMENT

                  Upon termination of the employment of any Participant with the Company and all subsidiary corporations and parent corporations of the Company, an Option previously granted to the Participant, unless otherwise specified by the Board of Directors or the Committee, as the case may be, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

                  (a) if the Participant shall die while in the employ of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such Participant was entitled to exercise an Option as herein provided, the legal representative of such Participant, or such person who acquired such Option by bequest or inheritance or by reason of the death of the Participant, may, not later than one (1) year from the date of death, but in no event later than the expiration of the stated term of such Option, exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares of Common Stock as specified by the Board of Directors or the Committee, as the case may be, in such Option; and

                  (b) if the employment of any Participant to whom such Option shall have been granted shall terminate by reason of the Participant's retirement (at such age or upon such conditions as shall be specified by the Board of Directors), disability (as defined in
                           Section 22(e)(3) of the Code) or dismissal by the employer other than for "cause" (as defined below), and while such Participant is entitled to exercise such Option as herein provided, such Participant shall have the right to exercise such Option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares of Common Stock as specified by the Board of Directors or the Committee, as the case may be, in such Option, at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of dismissal other than for cause, and (ii) one (1) year after the date of termination of employment in the case of termination by reason of retirement or disability. Notwithstanding anything to the foregoing to the contrary contained herein, upon the termination without cause of any Participant who has been granted Non-Qualified Options pursuant to the Plan, the Board of Directors or the Committee, as the case may be, shall have the right, in their sole discretion (only with respect to Non-Qualified Options granted pursuant to the Plan), to either (i) accelerate the time period during which a Participant may exercise all or a part of any such Option previously granted and/or (ii) extend the time period in which such Participant may exercise such Option, to a period of up to one (1) year after the date of such Participant's termination without cause.

                  In no event, however, shall any person be entitled to exercise any Option after the expiration of the period of exercisability of such Option as specified therein.

                  If the Participant voluntarily terminates his or her employment, other than by reason of his/her retirement, or is discharged for cause, any Option granted hereunder shall, unless otherwise specified by the Board of Directors or the Committee, as the case may be, forthwith terminate with respect to any unexercised portion thereof.

                  If an Option granted hereunder shall be exercised by the legal representative of a deceased or disabled Participant or former Participant, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of death of any Participant or former Participant, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

                  For the purposes of the Plan, the term "for cause" shall mean
(i) with respect to a Participant who is party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined in the most recent of such agreements or plans, or (ii) in all other cases, as determined by the Board of Directors or the Committee, as the case may be, in its sole discretion, (a) the willful commission by a Participant of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a subsidiary corporation or parent corporation of the Company or substantial injury to the business reputation of the Company or a subsidiary corporation or parent corporation of the Company; (b) the commission by a Participant of an act of fraud in the performance of such Participant's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; or (c) the continuing willful failure of a Participant to perform the duties of such Participant to the Company or a subsidiary corporation or parent corporation of the Company (other than such failure resulting from the Participant's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the Participant by the Board of Directors. For purposes of the Plan, no act, or failure to act, on the Participant's part shall be considered "willful" unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company or a subsidiary corporation or parent corporation of the Company.

                  For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code. If an individual is on military, sick leave or other bona fide leave of absence, such individual shall be considered an "employee" for purposes of the exercise of an Option and shall be entitled to exercise such Option during such leave if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the individual's right to reemployment with the corporation granting the option (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave, unless the individual's right to reemployment is guaranteed by statute or contract.

                  A termination of employment shall not be deemed to occur by reason of (i) the transfer of a Participant from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company, or (ii) the transfer of a Participant from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

                  In the event of the complete liquidation or dissolution of a subsidiary corporation, or in the event that such corporation ceases to be a subsidiary corporation, any unexercised Options theretofore granted to any person employed by such subsidiary corporation will be deemed cancelled unless such person is employed by the Company or by any parent corporation or another subsidiary corporation after the occurrence of such event. In the event an Option is to be cancelled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each Participant holding unexercised Options and such holder will have the right to exercise such Options in full (without regard to any limitation set forth or imposed pursuant to Article VII) during the thirty (30) day period following notice of such cancellation.

            XI. ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

                  In the event of any change in the outstanding Shares of Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split- off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, the Board of Directors or the Committee, as the case may be, shall make such adjustment to each outstanding Option that it, in its sole discretion, deems appropriate. The term "Shares" after any such change shall refer to the securities, cash and/or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Board of Directors or the Committee, as the case may be, shall make any further adjustment as may be appropriate to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Options, the maximum number of Shares which may be so acquired by one Participant and the number of Shares and price per Share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Board of Directors as to these matters shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder to be other than an "incentive stock option" for purposes of Section 422 of the Code.

                       XII. RIGHT TO TERMINATE EMPLOYMENT

                  The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment of any holder of Options and it shall not impose any obligation on the part of any holder of Options to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

                          XIII. PURCHASE FOR INVESTMENT

                  Except as hereinafter provided, the Board of Directors or the Committee, as the case may be, may require a Participant, as a condition upon exercise of any Option granted hereunder, to execute and deliver to the Company
(a) stock powers with respect to Shares underlying a particular Option and required to be held by a custodian, and (b) a written statement, in form satisfactory to the Board of Directors or the Committee, as the case may be, in which the Participant represents and warrants that Shares are being acquired for such person's own account for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Board of Directors or the Committee, as the case may be, be required to represent and warrant in writing that any subsequent resale or distribution of Shares by the Participant shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current, or (ii) re-offerings of

Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being re-offered are registered under the Securities Act and a prospectus in respect thereof is current.

            XIV. ISSUE OF CERTIFICATES, LEGENDS, PAYMENT OF EXPENSES

                  Upon any exercise of an Option which may be granted hereunder and, in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares shall be issued by the Company in the name of the person exercising the Option and shall be delivered to or upon the order of such person.

                  The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or
(iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

                  The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares, unless such Registration Statement under the Securities Act has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares he or she receives in the Registration Statement.

                  All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

                              XV. WITHHOLDING TAXES

                  The Company may require a Participant, if applicable, exercising a Non-Qualified Option granted hereunder, or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the corporation that employs such Participant for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the corporation that employs such Participant shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the Participant upon such terms and conditions as the Board of Directors shall prescribe. The corporation that employs such Participant may, in its discretion, hold the stock certificate to which such Participant is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated. In addition, at any time that the Company becomes subject to a withholding obligation under applicable law with respect to the exercise of a Non- Qualified Option (the "Tax Date"), except as set forth below, a holder of a Non-Qualified Option may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (i) directing the Company to withhold from Shares of Common Stock issuable in the related exercises either a specified number of Shares or Shares having a specified value (in each case not in excess of the related personal tax liabilities), (ii) tendering Shares previously issued pursuant to the exercise of an Option or other Shares of the Company's Common Stock owned by the holder, or (iii) combining any or all of the foregoing options in any fashion. An Election shall be irrevocable. The withheld Shares and other Shares tendered in payment shall be valued at their fair market value (determined in accordance with the principles set forth in Article V of the Plan) on the Tax Date. The Board of Directors or the Committee, as the case may be, may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular Shares of Common Stock or exercises. The Board of Directors or the Committee, as the case may be, may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate.

                   XVI. LISTING OF SHARES AND RELATED MATTERS

                  The Board of Directors or the Committee, as the case may be, may delay any award, issuance or delivery of Shares of Common Stock if it determines that listing, registration or qualification of Shares of Common Stock or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors or the Committee, as the case may be.

                           XVII. AMENDMENT OF THE PLAN

                  The Board of Directors or the Committee, as the case may be, may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, to the extent required by Rule 16b-3 or for the exception for performance-based compensation under Section 162(m) of the Code, that will (i) increase the total number of Shares reserved for Options under the Plan (other than an increase resulting from an adjustment provided for in Article XI), (ii) reduce the exercise price of any Option granted hereunder, (iii) modify the provisions of the Plan relating to eligibility, or (iv) materially increase the benefits accruing to Participants under the Plan or extend the maximum option period under Section
VII. The Board of Directors or the Committee, as the case may be, shall be authorized to amend the Plan and the Options granted hereunder to permit the Incentive Options granted hereunder to qualify as incentive stock options within the meaning of Section 422 of the Code. The rights and obligations under any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan or Option without the consent of the holder of such Option.

                  XVIII. TERMINATION OR SUSPENSION OF THE PLAN

                  The Board of Directors or the Committee, as the case may be, may at any time suspend or terminate the Plan. The Plan, unless sooner terminated under Article XXI or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. Options may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The power of the Board of Directors to construe and administer any Options granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

                               XIX. GOVERNING LAW

                  The Plan and such Options as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware from time to time obtaining or such other jurisdiction as the Company may become reincorporated under.

                             XX. PARTIAL INVALIDITY

                  The invalidity or illegibility of any provision hereof shall not be deemed to affect the validity of any other provision.

                               XXI. EFFECTIVE DATE

                  The Plan shall become effective upon its approval by the stockholders of the Company.

                    (NO.1) SCHEDULE (INLAND REVENUE APPROVED)

                                       TO

                              ARMOR HOLDINGS, INC.
                   AMENDED AND RESTATED 1996 STOCK OPTION PLAN


ALTERATION AND AMENDMENTS TO THE PLAN IN RESPECT OF ITS
OPERATION IN RELATION TO UNITED KINGDOM EMPLOYEES


1. In this Schedule, "Plan" refers to the Armor Holdings, Inc. Amended and Restated 1996 Stock Option Plan and words and expressions defined therein shall have the same meaning when used in this Schedule. The provisions of the Plan shall apply to the provisions of this Schedule except where expressly varied herein.

2. It is intended that Options granted by the Company pursuant to this Schedule to persons ("UK Participants") employed by the Company and/or its subsidiary corporations in the UK and subject to UK Income Tax of such employment will be granted pursuant to an approved share option scheme within the provisions of Section 185 of and Schedule 9 to the United Kingdom Income and Corporation Taxes Act 1988 ("ICTA 1988").

3. Article II shall be amended in relation to Options granted pursuant to this Schedule so that: (i) "Share" shall mean "an ordinary share in the capital of the Company which complies with the conditions of paragraphs 10-14 Schedule 9 ICTA 1988"; (ii) "subsidiary corporation" shall mean "any company of which the Company has control", and (iii) "parent corporation" shall mean "any company which has control of the Company", in each case within the meaning of Section 416 of ICTA 1988.

4. Article III (apart from the third paragraph thereof) shall not apply and the following clause shall be added to that paragraph: "Options may be granted so that their exercise shall be subject to such objective conditions (not inconsistent with the provisions of this Schedule) as the Directors may, in their discretion, think fit."

5. Options may only be granted pursuant to this Schedule to UK Participants who are employees of the Company or any subsidiary corporation and who are (i) not excluded by paragraph 8 of Schedule 9 ICTA 1988; and (ii) required to devote substantially the whole of his/her working time to the affairs of the Company and/or any subsidiary corporation, and the provisions of Article IV shall be amended accordingly. No employee shall be eligible to participate in the Plan pursuant to this Schedule unless required in that capacity to work for the Company and/or any subsidiary corporation for at least 20 hours per week excluding meal breaks (or, in the case of directors, at least 25 hours per week excluding meal breaks).

         No option may be granted pursuant to this Schedule to any UK Participant to this Schedule which would result in the aggregate purchase price of Shares comprised in outstanding Options granted to him or her under the Plan together with the aggregate purchase price of shares in subsisting options granted to him or her under any other scheme, (not being a savings related share option scheme), approved under Schedule 9 ICTA 1988 and established by the Company or any associated company (within the meaning of Section 416 ICTA 1988) exceeding the limit from time to time specified in paragraph 28(1) of Schedule 9 ICTA 1988.

6. The first two paragraphs of Article V shall not apply in relation to Options granted pursuant to this Schedule, but the following provisions shall apply instead:

         a) the price for each Share under Option shall be determined by the Board of Directors or the Committee and be denominated in dollars, but shall not be less than the greater of:

                            (i) while the Shares are listed on the American Stock Exchange (or the New York Stock Exchange), the average of the high and low quotations at which the Shares are sold on the American Stock Exchange (or such other stock exchange) on the date of grant. If the Shares are not traded on such date, the closest preceding date on which Shares were traded shall be taken;

                            (ii) if the Shares are not so listed, the market value of a Share on the date of the grant of the Option or on the business day immediately preceding that date determined in accordance with Part VII of the United Kingdom Taxation of Chargeable Gains Act 1992 and agreed in advance for the purpose of the Plan with the United Kingdom Inland Revenue Shares
                                            Valuation Division; and

                            (iii)           the nominal value of the Share.

         b) the price for each Share purchasable under such Option shall be payable in cash in full on the exercise of the Option.

7. Article VII shall not apply in relation to Options granted pursuant to this Schedule and the following provisions shall apply instead:

                  "An Option shall be exercisable at such times, in such amounts and during such periods as the Board of Directors or the Committee, as the case may be, shall determine at the date of the grant of such Option but shall not be exercisable in any event after the expiration of ten years from the date of grant;"

         No Option may be exercised by any UK Participant at any time when he or she is precluded by paragraph 8 of Schedule 9 ICTA 1988 from participating in the Plan.

8.       The following shall apply in place of Article X:

                  "On the occurrence of any of the circumstances described in the following paragraphs and subject to the fulfillment of any performance condition(s), an Option shall become, if it is not already, exercisable and shall remain exercisable until the expiry of the relevant period specified:-

                  (a)      the death of the Participant

                           -12 months commencing on the date of the Participant's death, not to exceed the expiration of the period of exercisability of such Option;

                  (b) the Participant ceasing to hold Employment by reason of:

                           (i)      -disability, as defined in the Plan, or
                                    injury

                                    -12 months commencing on the date of the occurrence of such disability or injury not to exceed the expiration of the term of such Option

                           (ii) -retirement of the Participant whether at contractual retirement age or (with the consent of the Board of Directors) at an earlier age

                                    -12 months commencing on the date of such retirement, not to exceed the expiration of the term of such Option

                           (iii)    -redundancy

                                    -three months commencing on the date of such cessation, not to exceed the expiration of the period of exercisability of such Option

                           (iv) -any other circumstances which the Board of Directors or the Committee may in its discretion determine (such determination to take place within two months of such cessation) to fall within this Rule

                                    12 months commencing on the date of such cessation, not to exceed the expiration of the period of exercisability of such Option

                           An Option shall lapse and cease to be exercisable upon the earliest to happen of the following:-

                           (i)              the expiry of the period of
                                            exercisability specified by the
                                            Board of Directors or the Committee
                                            under Article VII;

                           (ii) the first anniversary of the date of death of the Participant;

                           (iii) the date upon which the Participant ceases to hold employment by reason of "cause" as defined in the Plan;

                           (iv) the date upon which the Participant is adjudicated bankrupt;

                           (v)              any breach or purported breach of
                                            Article IX by the Participant;

                           (vi) the expiry of any of the periods mentioned in this Rule;

                           (vii) the date on which the Participant ceases to hold Employment for any reason other than any of the matters referred to in (b) and the Board of Directors or the Committee does not within two months determine that his or her options may be exercised."

9. Article XI shall, in the case of any Option granted pursuant to this Schedule, be amended to exclude references to "split-up, split-off and spin-off" and any adjustment made under that Article shall be subject to:

         a) confirmation from the auditors of the Company that such adjustment is fair and reasonable;

         b) prior approval of the United Kingdom Inland Revenue ("Inland Revenue");

         c) the Shares continuing to satisfy the conditions specified in paragraphs 10 to 14 inclusive of Schedule 9 of ICTA 1988.


10. Article XVII shall apply with the additional requirement that no amendment shall have effect until approved by the Inland Revenue.

                          (No. 2) SCHEDULE (UNAPPROVED)

                                       TO
                              ARMOR HOLDINGS, INC.
                   AMENDED AND RESTATED 1996 STOCK OPTION PLAN


In this Schedule 2 "Plan" refers to the Armor Holdings, Inc. Amended and Restated 1996 Stock Option Plan together with the (No. 1) Schedule and words and expressions defined therein shall have the same meaning when used in this (No.
2) Schedule. The provisions of the Plan shall apply to the provisions of this (No. 2) Schedule except where expressly varied herein.

1. Options may be granted by the Company pursuant to this (No. 2) Schedule to UK Participants. It is intended that the (No. 2) Schedule to the Plan will not be approved by the Inland Revenue pursuant to Schedule 9 to ICTA 1988.

2. The limit on the aggregate exercise price of options that may be held by an individual set out in clause 5 of the (No. 1) Schedule, shall not apply to Options granted under this (No. 2) Schedule.

3. All requirements in the Plan for the approval, consent or agreement of the Inland Revenue shall not apply.

              This Proxy is Solicited by the Board of Directors of
                              Armor Holdings, Inc.

                                 ANNUAL MEETING

                                  JUNE 12, 1997

The undersigned hereby appoints Jonathan M. Spiller and Warren B. Kanders as proxies to represent the undersigned, with full power of substitution, at the Annual Meeting of Stockholders of Armor Holdings, Inc. (the "Company"), to be held on June 12, 1997 at 10:00 A.M., New York City time, at The Metropolitan Club, 1 East 60th Street, New York, New York 10022 and any adjournments and postponements thereof:

1.       ELECTION OF       --       FOR all nominees listed below
         DIRECTORS                  (except as marked to the contrary below)

                           -- WITHHOLD AUTHORITY to vote for all nominees listed below

                           Warren B. Kanders         Burtt R. Ehrlich
                           Thomas W. Strauss         Jonathan M. Spiller
                           Nicolas Sokolow           Richard C. Bartlett
                           Alair A. Townsend

         INSTRUCTION:      To withhold authority to vote for any individual
                           nominee, strike a line through or otherwise strike the nominee's name in the list above.

2. To vote upon a proposal pursuant to which the Company will become a holding company and own the capital stock of its subsidiary corporations, through which all of the operations of the Company will be conducted. As part of such proposal, all of the business, assets, liabilities and operations of the Company relating to its body armor business will be transferred to a wholly-owned subsidiary corporation in order to implement such holding company structure (Proposal 2);

               |_| FOR |_| AGAINST |_| WITHHOLD AUTHORITY TO VOTE

3. To vote upon a proposal to amend and restate the Company's 1996 Non-Employee Directors Stock Option Plan to: (i) increase by 150,000 shares, the total number of shares of the Company's common stock, $.01 par value per share, that may be awarded under such plan; and (ii) comport with recent amendments to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (Proposal 3);

               |_| FOR |_| AGAINST |_| WITHHOLD AUTHORITY TO VOTE

4. To vote upon a proposal to amend and restate the Company's 1996 Stock Option Plan to: (i) increase by 250,000 shares the total number of shares of the Company's common stock, $.01 par value per share, that may be awarded under such plan; (ii) change the governing law of such plan from Florida to Delaware; (iii) comport with recent amendments to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended; and (iv) adopt a schedule to such plan to permit the grant of options to employees of the Company's United Kingdom subsidiaries (Proposal 4).

               |_| FOR |_| AGAINST |_| WITHHOLD AUTHORITY TO VOTE

5. To vote upon a resolution ratifying the selection of Deloitte & Touche LLP as the Company's independent certified public accountants for the 1997 fiscal year (Proposal 5).

               |_| FOR |_| AGAINST |_| WITHHOLD AUTHORITY TO VOTE

         In their discretion, the Proxies are authorized to vote upon such other business that may properly come before the meeting.

THIS BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" EACH PROPOSAL.



Dated:__________________  ____________________________  ________________________
                          Signatures of Stockholder(s)

NOTE: Signature should agree with name on stock certificate as printed thereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.

               PLEASE DATE, SIGN AND RETURN THIS PROXY. THANK YOU.